As filed with the Securities and Exchange Commission on June 14, 2019

1933 Act File No. 333-[        ]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

REGISTRATION STATEMENT	☒
UNDER
THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO.	☐

GLADSTONE INVESTMENT CORPORATION

(Exact name of registrant as specified in charter)

1521 Westbranch Drive, Suite 100

McLean, Virginia 22102

Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 287-5800

David Gladstone

Chairman and Chief Executive Officer

Gladstone Investment Corporation

1521 Westbranch Drive, Suite 100

McLean, Virginia 22102

Name and Address (Number, Street, City, State, Zip Code) of Agent For Service

COPIES TO:

William J. Tuttle

Nicole M. Runyan

Erin M. Lett

Proskauer Rose LLP

1001 Pennsylvania Avenue NW

Suite 600 South

Washington, D.C. 20004

Tel: (202) 416-6800

Approximate date of commencement of proposed public offering: From time to time after the effective date of this registration statement.

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan.  ☒

It is proposed that this filing will become effective (check appropriate box)

☐	when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock, $0.001 par value per share(2)
Preferred Stock, $0.001 par value per share(2)
Subscription Rights(2)
Warrants(2)
Debt Securities(2)
Total	$300,000,000(3)	$36,360 (3)

(1)

Estimated solely for the purpose of calculating the registration fee. Pursuant to Rule 457(o) of the rules and regulations under the Securities Act of 1933, as amended, which permits the registration fee to be calculated on the basis of the maximum offering price of all the securities listed, the table does not specify by each class information as to the amount to be registered, proposed maximum offering price per unit or proposed maximum aggregate offering price.

(2)

Subject to Note 3 below, there is being registered hereunder an indeterminate amount of common stock, preferred stock, subscription rights, debt securities, or warrants as may be sold, from time to time. If any debt securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $300,000,000. If any warrants are issued, they will represent rights to purchase common stock, preferred stock or debt securities.

(3)

In no event will the aggregate offering price of all securities issued from time to time pursuant to this Registration Statement exceed $300,000,000. A filing fee of $28,043.63 was paid in connection with $225,250,000 of unsold securities (the “Unsold Securities”) from the Registrant’s previous Registration Statement on Form N-2 (File No. 225447) (the “Prior Registration Statement”) originally filed with the Securities and Exchange Commission on June 6, 2018 and declared effective on July 13, 2018. The offering of the Unsold Securities pursuant to the Prior Registration Statement has terminated and the filing fees associated with such Unsold Securities are being offset against the total registration fee pursuant to Rule 457(p), resulting in payment of $8,848.66 in connection with the filing of this Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JUNE 14, 2019

PRELIMINARY PROSPECTUS

$300,000,000

COMMON STOCK

PREFERRED STOCK

SUBSCRIPTION RIGHTS

WARRANTS

DEBT SECURITIES

We may offer, from time to time, up to $300,000,000 aggregate primary offering price of our common stock, $0.001 par value per share, preferred stock, $0.001 par value per share, debt securities, subscription rights, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or concurrent, separate offerings of these securities (collectively, “Securities”), in one or more offerings. The Securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. In the case of our common stock and warrants or rights to acquire such common stock hereunder, the offering price per share of our common stock by us, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the holders of the majority of our outstanding voting securities (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), or (iii) under such other circumstances as the U.S. Securities and Exchange Commission (“SEC”) may permit. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our Securities.

We operate as an externally managed, closed-end, non-diversified management investment company and have elected to be treated as a business development company (“BDC”) under the 1940 Act. For federal income tax purposes, we have elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Our investment objectives are to: (i) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (ii) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities, generally in combination with the aforementioned debt securities, of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains.

Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such Securities. Our common stock is traded on The Nasdaq Global Select Market under the symbol “GAIN.” As of June 11, 2019, the last reported sales price of our common stock was $11.50, and the net asset value per share of our common stock on March 31, 2019 (the last date prior to the date of this prospectus as of which we determined our net asset value per share) was $12.40. Our 6.25% Series D Cumulative Term Preferred Stock and our 6.375% Series E Cumulative Term Preferred Stock trade on The Nasdaq Global Select Market under the symbols “GAINM” and “GAINL,” respectively. As of June 11, 2019, the last reported sales price of our 6.25% Series D Cumulative Term Preferred Stock and our 6.375% Series E Cumulative Term Preferred Stock was $25.60 and $26.10, respectively.

The securities in which we invest generally would be rated below investment grade if they were rated by rating agencies. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and are illiquid.

An investment in our Securities involves certain risks, including, among other things, the risk of leverage and risks relating to investments in securities of small, private and developing businesses. Common shares of closed-end investment companies frequently trade at a discount to their net asset value per share. If our shares trade at a discount to their net asset value, this will likely increase the risk of loss to purchasers of our Securities. You should review carefully the risks and uncertainties, including the risk of leverage and dilution, described in the section titled “Risk Factors” included in, or incorporated by reference into, the applicable prospectus supplement and in any free writing prospectuses we have authorized for use in connection with a specific offering, and under similar headings in the other documents that are incorporated by reference into this prospectus before investing in our securities.

This prospectus contains information you should know before investing in our Securities, including information about risks. Please read it before you invest and keep it for future reference. Additional information about us, including our annual, quarterly and current reports, has been filed with the SEC and can be accessed at its website at www.sec.gov. This information is also available free of charge by writing to us at Investor Relations, Gladstone Investment Corporation, 1521 Westbranch Drive, Suite 100, McLean, VA 22102, by calling our toll-free investor relations line at 1-866-214-7543 or on our website at http://www.gladstoneinvestment.com. You may also call us collect at (703) 287-5893 to request this or other information or to make stockholder inquiries. See “Additional Information.” Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The SEC has not approved or disapproved these Securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

            , 2019

We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained or incorporated by reference in this prospectus or any accompanying supplement to this prospectus. You must not rely upon any information or representation not contained or incorporated by reference in this prospectus or any accompanying prospectus supplement as if we had authorized it. This prospectus and any prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained or incorporated by reference in this prospectus and any prospectus supplement is accurate as of the dates on their respective covers only. Our business, financial condition, results of operations and prospects may have changed since such dates. We will update these documents to reflect material changes only as required by law.

This prospectus is part of a registration statement that we have filed with the SEC using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $300,000,000 of our Securities on terms to be determined at the time of the offering. This prospectus provides you with a general description of the Securities that we may offer. Each time we use this prospectus to offer Securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained or incorporated by reference in this prospectus. To the extent required by law, we will amend or supplement the information contained or incorporated by reference in this prospectus and any accompanying prospectus supplement to reflect any material changes to such information subsequent to the date of the prospectus and any accompanying prospectus supplement and prior to the completion of any offering pursuant to the prospectus and any accompanying prospectus supplement. Please carefully read this prospectus and any accompanying prospectus supplement together with the additional information described under “Additional Information,” “Incorporation of Certain Information by Reference” and “Risk Factors” before you make an investment decision.

PROSPECTUS SUMMARY

The following summary highlights some of the information in this prospectus. It is not complete and may not contain all the information that you may want to consider. You should read the entire prospectus and any prospectus supplement carefully, including the section entitled “Risk Factors.” Except where the context suggests otherwise, the terms “we,” “us,” “our,” the “Company,” “the Fund” and “Gladstone Investment” refer to Gladstone Investment Corporation; “Adviser” refers to Gladstone Management Corporation; “Administrator” refers to Gladstone Administration, LLC; “Gladstone Commercial” refers to Gladstone Commercial Corporation; “Gladstone Capital” refers to Gladstone Capital Corporation; “Gladstone Land” refers to Gladstone Land Corporation; and “Gladstone Securities” refers to Gladstone Securities, LLC.

General

We were incorporated under the General Corporation Law of the State of Delaware on February 18, 2005. On June 22, 2005, we completed our initial public offering and commenced operations. We operate as an externally managed, closed-end, non-diversified management investment company and have elected to be treated as a BDC under the 1940 Act. For U.S. federal income tax purposes, we have elected to be treated as a RIC under Subchapter M of the Code. To continue to qualify as a RIC for U.S. federal income tax purposes and obtain favorable RIC tax treatment, we must meet certain requirements, including certain minimum distribution requirements. From our initial public offering in 2005 and through March 31, 2019, we made 165 consecutive monthly distributions to common stockholders.

Shares of our common stock, 6.250% Series D Cumulative Term Preferred Stock (“Series D Term Preferred Stock”), and 6.375% Series E Cumulative Term Preferred Stock (“Series E Term Preferred Stock”) are traded on the Nasdaq Global Select Market (“Nasdaq”) under the trading symbols “GAIN,” “GAINM,” and “GAINL,” respectively.

Investment Adviser and Administrator

We are externally managed by the Adviser, an affiliate of ours and an SEC registered investment adviser, pursuant to an investment advisory and management agreement (the “Advisory Agreement”). We have also entered into an administration agreement (the “Administration Agreement”) with the Administrator, an affiliate of ours and the Adviser. Each of the Adviser and the Administrator are privately-held companies that are indirectly owned and controlled by David Gladstone, our chairman and chief executive officer. Mr. Gladstone and Terry Lee Brubaker, our vice chairman and chief operating officer, also serve on the board of directors of the Adviser, the board of managers of the Administrator, and as executive officers of the Adviser and the Administrator. The Administrator employs, among others, our chief financial officer and treasurer, chief valuation officer, chief compliance officer, general counsel and secretary (who also serves as the president, general counsel and secretary of the Administrator) and their respective staffs. The Adviser and Administrator have extensive experience in our lines of business and also provide investment advisory and administrative services, respectively, to our affiliates, including: Gladstone Commercial, a publicly-traded real estate investment trust; Gladstone Capital, a publicly-traded BDC and RIC; and Gladstone Land, a publicly-traded real estate investment trust (together with “Gladstone Commercial” and “Gladstone Capital,” collectively the “Affiliated Public Funds”). In the future, the Adviser and Administrator may provide investment advisory and administrative services, respectively, to other funds and companies, both public and private.

The Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Administrator was organized as a limited liability company under the laws of the State of Delaware on March 18, 2005. The Adviser and Administrator are headquartered in McLean, Virginia, a suburb of Washington, D.C. The Adviser also has offices in several other states.

Investment Objectives and Strategy

We were established for the purpose of investing in debt and equity securities of established private businesses operating in the U.S. Our investment objectives are to: (i) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (ii) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses, generally in combination with the aforementioned debt securities, that we believe can grow over time to permit us to sell our equity investments for capital gains. To achieve our investment objectives, our investment strategy is to invest in several categories of debt and equity securities, with individual investments generally totaling up to $30 million, although investment size may vary, depending upon our total assets or available capital at the time of investment. We expect that our investment portfolio over time will consist of approximately 75% in debt securities and 25% in equity securities, at cost. As of March 31, 2019, our investment portfolio was made up of 75.1% in debt securities and 24.9% in equity securities, at cost.

We focus on investing in lower middle market private businesses (which we generally define as private companies with annual earnings before interest, taxes, depreciation and amortization of $3 million to $20 million) in the U.S. that meet certain criteria, including, the following: the sustainability of the business’ free cash flow and its ability to grow it over time, adequate assets for loan collateral, experienced management teams with a significant ownership interest in the portfolio company, reasonable capitalization of the portfolio company, including an ample equity contribution or cushion based on prevailing enterprise valuation multiples, and the potential to realize appreciation and gain liquidity in our equity position, if any. We anticipate that liquidity in our equity position will be achieved through a merger, acquisition, or recapitalization of the portfolio company, a public offering of the portfolio company’s stock or, to a lesser extent, by exercising our right to require the portfolio company to repurchase our warrants, as applicable, though there can be no assurance that we will always have these rights. We invest in portfolio companies that need funds for growth capital, to finance acquisitions, including management buyouts, recapitalize or, to a lesser extent, refinance their existing debt facilities. We seek to avoid investing in high-risk, early-stage enterprises.

We invest by ourselves or jointly with other funds and/or management of the portfolio company, depending on the opportunity. In July 2012, the SEC granted us an exemptive order (the “Co-Investment Order”) that expanded our ability to co-invest, under certain circumstances, with certain of our affiliates, including Gladstone Capital and any future business development company or closed-end management investment company that is advised (or sub-advised if it controls the fund) by the Adviser, or any combination of the foregoing, subject to the conditions in the Co-Investment Order. Since 2012, we have opportunistically made several co-investments with Gladstone Capital pursuant to the Co-Investment Order. We believe the Co-Investment Order has enhanced and will continue to enhance our ability to further our investment objectives and strategies. If we are participating in an investment with one or more co-investors, whether or not an affiliate of ours, our investment is likely to be smaller than if we were investing alone.

In general, our investments in debt securities have a term of five years, accrue interest at variable rates (based on the one-month London Interbank Offered Rate (“LIBOR”)) and, to a lesser extent, at fixed rates. As of March 31, 2019, our loan portfolio consisted of 97.4% variable rate loans with floors and 2.6% fixed rate loans based on the total principal balance of all outstanding debt investments. We seek debt instruments that pay interest monthly or, at a minimum, quarterly, and which may include a yield enhancement such as a success fee or, to a lesser extent, deferred interest provision and are primarily interest only, with all principal and any accrued but unpaid interest due at maturity. Generally, success fees accrue at a set rate and are contractually due upon a change of control of the portfolio company. Some debt securities may have deferred interest whereby some portion of the interest payment is added to the principal balance so that the interest is paid, together with the principal, at maturity. This form of deferred interest is often called “paid-in-kind” (“PIK”) interest. As of March 31, 2019, we did not have any securities with a PIK feature.

Typically, our investments in equity securities take the form of common stock, preferred stock, limited liability company interests, or warrants or options to purchase any of the foregoing. Often, these equity investments occur in connection with our original investment, buyouts and recapitalizations of a business, or refinancing existing debt. From our initial public offering in 2005 through March 31, 2019, we made investments in 49 companies, excluding investments in syndicated loans.

We expect that our investment portfolio will continue to primarily include the following three categories of investments in private companies in the U.S.:

•

First Lien Secured Debt Securities: We seek to invest a portion of our assets in first lien secured debt securities also known as senior loans, senior term loans, lines of credit and senior notes. Using its assets as collateral, the borrower typically uses first lien secured debt to cover a substantial portion of the funding needs of the business. These debt securities usually take the form of first priority liens on all, or substantially all, of the assets of the business.

•

Second Lien Secured Debt Securities: We seek to invest a portion of our assets in second lien secured debt securities, which may also be referred to as subordinated loans, subordinated notes and mezzanine loans. These second lien secured debt securities rank junior to the borrower’s first lien secured debt securities and may be secured by second priority liens on all or a portion of the assets of the business. Additionally, we may receive other yield enhancements in addition to or in lieu of success fees, such as warrants to buy common and preferred stock or limited liability interests, in connection with these second lien secured debt securities.

•

Preferred and Common Equity/Equivalents: We seek to invest a portion of our assets in equity securities, which consist of preferred and common equity, limited liability company interests, warrants or options to acquire such securities, and are generally in combination with our debt investment in a business. Additionally, we may receive equity investments derived from restructurings on some of our existing debt investments. In many cases, we will own a significant portion of the equity of the businesses in which we invest.

Under the 1940 Act, we may not acquire any asset other than assets of the type listed in Section 55 of the 1940 Act, which are referred to as “qualifying assets” and generally include each of the investment types listed above, unless, at the time the acquisition is made, qualifying assets (other than certain assets related to our operations) represent at least 70.0% of our total assets. See “—Regulation as a BDC — Qualifying Assets” in our most recently filed Annual Report on Form 10-K for a discussion of the types of qualifying assets in which we are permitted to invest pursuant to Section 55(a) of the 1940 Act.

Because the majority of the loans in our portfolio consist of term debt in private companies that typically cannot or will not expend the resources to have their debt securities rated by a credit rating agency, we expect that most, if not all, of the debt securities we acquire will be unrated. Investors should assume that these loans would be rated below what is today considered “investment grade” quality. Investments rated below investment grade are often referred to as high yield securities or junk bonds and may be considered higher risk as compared to investment grade debt instruments.

Recent Developments

In May 2019, our $15.8 million debt investment in Old World Christmas, Inc. was paid off at par. In connection with the payoff, we also received an exit fee payment of $0.2 million.

RISK FACTORS

An investment in any securities offered pursuant to this prospectus involves substantial risks. You should carefully consider the risk factors incorporated by reference herein from our most recent Annual Report on Form 10-K and our subsequent Quarterly Reports on Form 10-Q and the other information contained in this prospectus, as updated, amended or superseded by our subsequent filings under the Exchange Act, and the risk factors and other information contained in any accompanying prospectus supplement before acquiring any of such securities. The occurrence of any of these risks could materially and adversely affect our business, prospects, financial condition, results of operations and cash flow and might cause you to lose all or part of your investment in the offered securities. Much of the business information, as well as the financial and operational data contained in our risk factors, is updated in our periodic reports filed with the SEC pursuant to the Exchange Act, which are also incorporated by reference into this prospectus. Although we believe the risk factors described below are the principal risk factors associated with an investment in our Securities as well as those factors generally associated with an investment company with investment objectives, investment policies, capital structure or trading markets similar to ours, please be aware that these are not the only risks we face and there may be additional risks that we do not presently know of or that we currently consider not likely to have a significant impact. New risks may emerge at any time and we cannot predict such risks or estimate the extent to which they may affect our business or our financial performance. Please also refer to the section entitled “Special Note Regarding Forward-Looking Statements” below.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

All statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement, other than historical facts, may constitute “forward-looking statements.” These statements may relate to, among other things, future events or our future operating results, our business prospects and the prospects of our portfolio companies, actual and potential conflicts of interest with the Adviser and its affiliates, the use of borrowed money to finance our investments, the adequacy of our financing sources and working capital, and our ability to co-invest, among other factors. In some cases, you can identify forward-looking statements by terminology such as “estimate,” “may,” “might,” “believe,” “will,” “provided,” “anticipate,” “future,” “could,” “growth,” “plan,” “project,” “intend,” “expect,” “should,” “would,” “if,” “seek,” “possible,” “potential,” “likely” or the negative or other variations of such terms or comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include but are not limited to:

•	the recurrence of adverse changes in the economy and the capital markets;

•	risks associated with negotiation and consummation of pending and future transactions;

•	the loss of one or more of our executive officers, in particular David Gladstone, David Dullum or Terry Lee Brubaker;

•	changes in our investment objectives and strategy;

•	availability, terms (including the possibility of interest rate volatility) and deployment of capital;

•	changes in our industry, interest rates, exchange rates, regulation or the general economy;

•	our business prospects and the prospects of our portfolio companies;

•	the degree and nature of our competition;

•	changes in governmental regulation, tax rates and similar matters;

•	our ability to exit investments in a timely manner;

•	our ability to maintain our qualification as a RIC and as a BDC; and

•	those factors described or incorporated by reference in the “Risk Factors” section of this prospectus and any accompanying prospectus supplement.

We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from our historical performance. Except as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events, or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports we have filed, or in the future may file, with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement are excluded from the safe harbor protection provided by the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”).

USE OF PROCEEDS

Unless otherwise specified in any prospectus supplement accompanying this prospectus, we intend to use the net proceeds from the sale of the Securities first to pay down outstanding debt (which may include borrowings under our revolving credit facility with KeyBank National Association, as administrative agent (the “Credit Facility”), if any, then to make investments in accordance with our investment objectives and strategy, with any remaining proceeds to be used for other general corporate purposes. We intend to re-borrow under our Credit Facility to make investments in portfolio companies in accordance with our investment objectives and strategy depending on the availability of appropriate investment opportunities consistent with our investment objectives and strategy and market conditions. We anticipate that substantially all of the net proceeds of any offering of Securities will be utilized in the manner described above within three months of the completion of such offering. Pending such utilization, we intend to invest the net proceeds of any offering of Securities primarily in cash, cash equivalents, U.S. government securities, and other high-quality debt investments that mature in one year or less from the date of investment, consistent with the requirements for continued qualification as a RIC for federal income tax purposes. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in lower yielding interest-bearing deposits or other short-term instruments.

PORTFOLIO COMPANIES

The following table sets forth certain information as of March 31, 2019, regarding each portfolio company in which we had a debt or equity security as of such date. All such investments have been made in accordance with our investment objectives and strategies and our investment policies and procedures described in this prospectus. Under the 1940 Act, we may not acquire any non-qualifying assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. As of March 31, 2019, our investment in Funko Acquisition Holdings, LLC was considered a non-qualifying asset under Section 55 of the 1940 Act and represented less than 0.1% of total investments, at fair value.

Company	Industry	Investment	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value
				(Dollar amounts in thousands) (unaudited)
NON-CONTROL/NON-AFFILIATE INVESTMENTS:
B-Dry, LLC 4300 Papermill Drive Knoxville, TN 37909	Personal, Food and Miscellaneous Services	Secured First Lien Line of Credit		$4,600	$—
		Secured First Lien Term Debt		6,443	—
		Secured First Lien Term Debt		840	—
		Preferred Stock	100.0%	2,516	—
		Common Stock	60.4%	300	—

				14,699	—
Bassett Creek Restoration, Inc. 9425 N. Burrage Avenue Portland, OR 97217	Diversified/Conglomerate Services	Secured First Lien Term Debt		28,000	28,000
		Preferred Stock	98.0%	4,900	—

				32,900	28,000
Counsel Press, Inc. 460 West 34 th Street, Fourth Floor New York, NY 10001	Diversified/Conglomerate Services	Secured First Lien Term Debt		18,000	18,000
		Secured First Lien Term Debt		5,500	5,500
		Preferred Stock	87.8%	6,995	16,720

				30,495	40,220
Country Club Enterprises, LLC 2D Express Drive W. Wareham, MA 02571	Automobile	Secured Second Lien Term Debt		4,000	3,920
		Guaranty		—	—

				4,000	3,920
Diligent Delivery Systems 333 N. Sam Houston Parkway E. Suite 100 Houston, TX 77060	Cargo Transport	Secured Second Lien Term Debt		12,933	13,163
		Common Stock Warrants	100.0%	500	2,327

				13,433	15,490
Educators Resource, Inc. 2575 Schillinger Road North Semmes, AL 36575	Healthcare, Education, and Childcare	Secured First Lien Term Debt		20,000	20,000
		Preferred Stock	55.0%	8,560	10,022

				28,560	30,022

Frontier Packaging, Inc. 1201 Andover Park East, Suite 101 Tukwila, WA 98188	Containers, Packaging, and Glass	Secured First Lien Term Debt		9,500	9,500
		Preferred Stock	67.8%	1,373	1,428
		Common Stock	57.6%	152	11,081

				11,025	22,009
Funko Acquisition Holdings, LLC 1202 Shuksan Way Everett, WA 98203	Personal and Non-Durable Consumer Products (Manufacturing Only)	Common Stock	0.001%	131	401

				131	401
Ginsey Home Solutions, Inc. 2078 Center Square Rd Swedesboro, NJ 08085	Home and Office Furnishings, Housewares, and Durable Consumer Products	Secured Second Lien Term Debt		13,300	13,300
		Preferred Stock	94.9%	9,583	15,845
		Common Stock	78.5%	8	—

				22,891	29,145
Jackrabbit, Inc. 471 Industrial Ave. Rippon, CA 95366	Farming and Agriculture	Secured First Lien Term Debt		11,000	11,000
		Preferred Stock	79.8%	3,556	5,632
		Common Stock	55.4%	94	2,565

				14,650	19,197
Nth Degree, Inc. 2675 Breckinridge Blvd., Suite 200 Duluth, GA 30096	Diversified/Conglomerate Service	Secured First Lien Term Debt		13,290	13,290
		Preferred Stock	53.2%	5,660	46,959

				18,950	60,249
SBS Industries, LLC 1843 N. 106th E. Ave Tulsa, OK 74116	Machinery (Nonagriculture, Nonconstruction, Nonelectronic)	Secured First Lien Term Debt		19,957	19,957
		Preferred Stock	94.9%	2,771	4,461
		Common Stock	70.5%	222	4,487

				22,950	28,905
Schylling, Inc. 21 High Street, Suite 400 North Andover, MA 01845	Leisure, Amusement, Motion Pictures, Entertainment	Secured First Lien Term Debt		13,081	13,081
		Secured First Lien Term Debt		8,500	8,500
		Secured First Lien Term Debt		6,000	6,000
		Preferred Stock	72.7%	4,000	4,255

				31,581	31,836
Tread Corporation 176 Eastpark Dr. Roanoke, VA 24019	Oil and Gas	Secured First Lien Line of Credit		3,216	3,216
		Preferred Stock	97.8%	3,768	1,140
		Common Stock	88.6%	753	—

				7,737	4,356
Total Non-Control/Non-Affiliate Investments (represents 50.3% of total investments at fair value)				$254,002	$313,750

AFFILIATE INVESTMENTS:
Alloy Die Casting Corp. 6550 Caballero Blvd Buena Park, CA 90620	Diversified/Conglomerate Manufacturing	Secured Second Lien Term Debt		$12,215	$12,032
		Secured Second Lien Term Debt		175	172
		Secured Second Lien Term Debt		910	896
		Preferred Stock	69.0%	5,114	7,616
		Common Stock	60.3%	41	1,551

				18,455	22,267
Brunswick Bowling Products, Inc. 525 West Laketon Ave. Muskegon, MI 49441	Home and Office Furnishings,	Secured First Lien Term Debt		17,700	17,700
	Housewares and Durable Consumer Products	Preferred Stock	98.2%	4,943	23,747

				22,643	41,447
B+T Group Acquisition, Inc. 1717 Boulder Ave #300 Tulsa, OK 74119	Telecommunications	Secured First Lien Line of Credit		1,225	1,225
		Secured First Lien Term Debt		14,000	14,000
		Preferred Stock	69.9%	4,196	—

				19,421	15,225
Channel Technologies Group, LLC 879 Ward Drive Santa Barbara, CA 93111	Diversified/Conglomerate Manufacturing	Preferred Stock	4.2%	1,841	—
		Common Stock	6.6%	—	—

				1,841	—
D.P.M.S., Inc. 950 George St. Santa Clara, CA 95054	Diversified/Conglomerate Manufacturing	Secured First Lien Term Debt		10,796	7,115
		Common Stock	40.2%	1	—

				10,797	7,115
Edge Adhesives Holdings, Inc. 5117 Northeast Pkwy Fort Worth, TX 76106	Diversified/Conglomerate Manufacturing	Secured First Lien Term Debt		9,300	8,951
		Secured First Lien Term Debt		3,000	2,902
		Preferred Stock	41.9%	3,774	—

				16,074	11,853
Head Country, Inc. 2116 North Ash St. Ponca City, OK 74601	Beverage, Food and Tobacco	Secured First Lien Term Debt		9,050	9,050
		Preferred Stock	88.9%	4,000	2,887

				13,050	11,937
ImageWorks Display and Marketing Group, Inc. 415 Wachovia Street Winston-Salem, NC 27101	Diversified/Conglomerate Services	Secured First Lien Term Debt		22,000	22,000

		Preferred Stock	50.4%	6,749	8,526

				28,749	30,526

J.R. Hobbs Co.—Atlanta, LLC 2021 Cedars Rd., Suite 100 Lawrenceville, GA 30043	Diversified/Conglomerate Services	Secured First Lien Term Debt		36,000	36,000
		Preferred Stock	98.7%	5,920	17,822

				41,920	53,822
Meridian Rack & Pinion, Inc. 6740 Cobra Way San Diego, CA 92121	Automobile	Secured First Lien Term Debt		9,660	5,796
		Preferred Stock	54.4%	3,381	—

				13,041	5,796
The Mountain Corporation 59 Optical Ave. Keene, NH 03431	Personal and Non-Durable Consumer Products (Manufacturing Only)	Secured First Lien Line of Credit		2,500	2,500
		Secured Second Lien Term Debt		11,700	5,169
		Preferred Stock	67.2%	6,899	—
		Common Stock	77.2%	1	—

				21,100	7,669
Old World Christmas, Inc. PO Box 8000 Spokane, WA 99203	Home and Office Furnishings, Housewares, and Durable Consumer Products	Secured First Lien Term Debt		15,770	15,770
		Preferred Stock	99.2%	6,180	15,909

				21,950	31,679
Pioneer Square Brands, Inc. 321 3rd Ave, Suite 40 Seattle, WA 98104	Personal and Non-Durable Consumer Products (Manufacturing Only)	Secured First Lien Term Debt		23,100	23,100
		Preferred Stock	60.0%	5,500	8,960

				28,600	32,060
PSI Molded Plastic, Inc. 5 Wickers Drive Wolfeboro, NH 03894	Chemicals, Plastics, and Rubber	Secured Second Lien Term Debt		26,618	16,641
		Preferred Stock	99.4%	9,730	—

				36,348	16,641
SOG Specialty Knives & Tools, LLC 6521 212th St. SW Lynnwood, WA 98036	Leisure, Amusement, Motion Pictures, Entertainment	Secured First Lien Term Debt		538	538
		Secured First Lien Term Debt		8,399	8,399
		Preferred Stock	70.9%	11,249	139

				20,186	9,076

Total Affiliate Investments (represents 47.6% of total investments at fair value)				$314,175	$297,113

CONTROL INVESTMENTS:
Galaxy Tool Holding Corporation 1111 Industrial Rd. Winfield, KS 67156	Aerospace and Defense	Secured Second Lien Line of Credit		$5,000	$5,000
		Secured Second Lien Term Debt		5,000	5,000
		Preferred Stock	86.1%	11,464	3,309
		Common Stock	55.0%	48	—

				21,512	13,309

Total Control Investments (represents 2.1% of total investments at fair value)				$21,512	$13,309

TOTAL INVESTMENTS				$589,689	$624,172

Significant Portfolio Companies

Set forth below is a brief description of each portfolio company in which we have made an investment whose fair value represented greater than 5% of our total assets as of March 31, 2019. Because of the relative size of our investments in these companies, we are exposed to a greater degree to the risks associated with these companies.

Counsel Press Inc. (“Counsel Press”)

Our investments in Counsel Press had an aggregate fair value of $40.2 million as of March 31, 2019 and included $7.0 million of preferred stock, at cost, and two secured first lien term loans with an aggregate principal amount outstanding of $23.5 million, which mature on March 31, 2020.

Counsel Press, headquartered in New York, New York, supports appellate attorneys and their clients pursuing appeals in courts across the U.S. The company provides document preparation, procedural and technical advice, and a full range of traditional printing and electronic filing services. Once engaged by a customer, Counsel Press organizes, prepares, and files appellate briefs, records and appendices.

Our Adviser has entered into a services agreement with Counsel Press, pursuant to which our Adviser has agreed to advise and provide certain management and consulting services as mutually agreed upon by Counsel Press and our Adviser.

Because of the relative size of this investment, we are exposed to the risks associated with Counsel Press’ business. Counsel Press’ business is dependent on the continued volume of appeals filed in the U.S. and the complexity of the rules for making such filings. Additionally, the death, disability or departure by one or more of Counsel Press’ senior managers could have a negative impact on its business and operations.

One of the Adviser’s managing directors, Erika Highland, serves as a director of Counsel Press’ board. Counsel Press’ principal executive office is located at 460 West 34th St., 4th Floor, New York New York 10001.

Brunswick Bowling Products, Inc. (“Brunswick”)

Our investments in Brunswick had an aggregate fair value of $41.4 million as of March 31, 2019 and included $4.9 million of preferred stock, at cost, and a secured first lien term loan with a principal amount outstanding of $17.7 million, which matures on January 19, 2023.

Founded in 1845, Brunswick, headquartered in Muskegon, Michigan, is a leader in the recreation industry and provides industry expertise, products, installation and maintenance for the development and renovation of new and existing bowling centers as well as mixed-use facilities across the entertainment industry.

Our Adviser has entered into a services agreement with Brunswick, pursuant to which our Adviser has agreed to advise and provide certain management and consulting services as mutually agreed upon by Brunswick and our Adviser.

Because of the relative size of this investment, we are exposed to the risks associated with Brunswick’s business. Brunswick’s business is dependent on the development and construction of new bowling and bowling-related venues, and a decline in the popularity of these venues would have a negative impact on Brunswick’s financial performance. Additionally, the death, disability or departure by one or more of Brunswick’s senior managers could have a negative impact on its business and operations.

One of the Adviser’s managing directors, Kyle Largent, serves as a director of Brunswick’s board. Brunswick’s principal executive office is located at 525 West Laketon Ave., Muskegon, Michigan 49441.

J.R. Hobbs Co. – Atlanta, LLC (“J.R. Hobbs”)

Our investments in J.R. Hobbs had an aggregate fair value of $53.8 million as of March 31, 2019 and included $5.9 million of preferred stock, at cost, and a secured first lien term loan with a principal amount outstanding of $36.0 million, which matures on October 1, 2023. Subsequent to March 31, 2019, we extended a line of credit to J.R. Hobbs with a total commitment amount of $10.0 million at a stated interest rate of LIBOR + 10.25%, which matures on October 10, 2019.

Founded in 1971, J.R. Hobbs is an HVAC installation subcontractor focused on the multifamily and light commercial construction market in the Southeast U.S. Based in Lawrenceville, Georgia, it provides general contractors, building owners, and developers with engineered HVAC solutions for their properties. Through its technical salesforce, rigorous pre-construction procedures, experienced team of senior field personnel, and decades of experience in the multi-family sector, J.R. Hobbs is a full-service HVAC subcontractor to its customers across the Southeast.

Our Adviser has entered into a services agreement with J.R. Hobbs, pursuant to which our Adviser has agreed to advise and provide certain management and consulting services as mutually agreed upon by J.R. Hobbs and our Adviser.

Because of the relative size of this investment, we are exposed to the risks associated with J.R. Hobbs’s business. J.R. Hobbs’ business is dependent on construction of multi-family buildings in the Southeast, and a decline in construction spending would have a negative impact on J.R. Hobbs’ ability to win new business. Additionally, the death, disability or departure by one or more of J.R. Hobbs’s senior managers could have a negative impact on its business and operations.

One of the Adviser’s managing directors, Peter Roushdy, serves as a director of J.R. Hobbs’s board. J.R. Hobbs’s principal executive office is located at 2021 Cedars Rd., Lawrenceville, Georgia 30043.

Nth Degree, Inc. (“Nth Degree”)

Our investments in Nth Degree had an aggregate fair value of $60.2 million as of March 31, 2019 and included $5.7 million of preferred stock, at cost, and a secured first lien term loan with a principal amount outstanding of $13.3 million, which matures on March 29, 2023.

Founded in 1979, Nth Degree is a multifaceted face-to-face event marketing and management services organization. Based outside of Atlanta, Georgia, Nth Degree operates two divisions. The labor division provides installation and dismantle services for tradeshow exhibits across the country. Nth Degree is the largest exhibitor-appointed provider of this service in the U.S. The events division provides event management services for large corporate events, managing logistics, sales and sponsorship, education services, and all other facets of these events.

Our Adviser has entered into a services agreement with Nth Degree, pursuant to which our Adviser has agreed to advise and provide certain management and consulting services as mutually agreed upon by Nth Degree and our Adviser.

Because of the relative size of this investment, we are exposed to the risks associated with Nth Degree’s business. The tradeshow industry is exposed to economic cycles as tradeshow expenditures are highly correlated with economic activity. Nth Degree’s events division has two large customers and the loss of either or both customers would have a significant impact on the company’s financial performance, however, these customers do not represent a significant percentage of the company’s overall revenue. Additionally, the death, disability or departure by one or more of Nth Degree’s senior managers could have a negative impact on its business and operations.

One of the Adviser’s managing directors, Kyle Largent, serves as a director of Nth Degree’s board. Nth Degree’s principal executive office is located at 2675 Breckinridge Boulevard, Duluth, Georgia 30096.

Old World Christmas, Inc. (“Old World”)

Our investments in Old World had an aggregate fair value of $31.7 million as of March 31, 2019 and included $6.2 million of preferred stock, at cost, and a secured first lien term loan with a principal amount outstanding of $15.8 million, which was repaid at par subsequent to March 31, 2019.

Old World, headquartered in Spokane, Washington, is a designer, manufacturer, and marketer of premium figural glass Christmas ornaments.

Our Adviser has entered into a services agreement with Old World, pursuant to which our Adviser has agreed to advise and provide certain management and consulting services as mutually agreed upon by Old World and our Adviser.

Because of the relative size of this investment, we are exposed to the risks associated with Old World’s business. Old World’s business is largely dependent on sales in physical retail stores within the United States, and the continued decline of physical retail could have a negative impact on Old World’s financial performance. Additionally, the death, disability or departure by one or more of Old World’s senior managers could have a negative impact on its business and operations.

One of the Adviser’s managing directors, Kyle Largent, serves as a director of Old World’s board. Old World’s principal executive office is located at 4007 East Main Ave., Spokane, Washington 99202.

Pioneer Square Brands, Inc. (“Pioneer”)

Our investments in Pioneer had an aggregate fair value of $32.1 million as of March 31, 2019 and included $5.5 million of preferred stock, at cost, and a secured first lien term loan with a principal amount outstanding of $23.1 million, which matures on August 25, 2022.

Pioneer, headquartered in Seattle, Washington, is a designer, manufacturer, and marketer of premium mobile technology bags and cases serving a diverse customer base, primarily in the K-12 education sector.

Our Adviser has entered into a services agreement with Pioneer, pursuant to which our Adviser has agreed to advise and provide certain management and consulting services as mutually agreed upon by Pioneer and our Adviser.

Because of the relative size of this investment, we are exposed to the risks associated with Pioneer’s business. Pioneer’s business is dependent on the continued adoption of electronic devices in K-12 curricula in the U.S., and a decline in the use of such devices would have a negative impact on Pioneer’s financial performance. Additionally, the death, disability or departure by one or more of Pioneer’s senior managers could have a negative impact on its business and operations.

One of the Adviser’s managing directors, Kyle Largent, serves as a director of Pioneer’s board. Pioneer’s principal executive office is located at 321 3rd Ave., Seattle, Washington 98104.

Schylling, Inc. (“Schylling”)

Our investments in Schylling had an aggregate fair value of $31.8 million as of March 31, 2019 and included $4.0 million of preferred stock, at cost, and three secured first lien term loans with an aggregate principal amount outstanding of $27.6 million, which mature on August 2, 2019.

Schylling, headquartered in Andover, Massachusetts, a leading designer, developer, and marketer of high-quality specialty toys sold primarily through the independent toy and gift channel.

Our Adviser has entered into a services agreement with Schylling, pursuant to which our Adviser has agreed to advise and provide certain management and consulting services as mutually agreed upon by Schylling and our Adviser.

Because of the relative size of this investment, we are exposed to the risks associated with Schylling’s business. Schylling’s business is largely dependent on sales in physical retail stores within the United States, and the continued decline of physical retail could have a negative impact on Schylling’s financial performance. Additionally, the death, disability or departure by one or more of Schylling’s senior managers could have a negative impact on its business and operations.

One of the Adviser’s managing directors, Kyle Largent, serves as a director of Schylling’s board. Schylling’s principal executive office is located at 21 High St #400, North Andover, Massachusetts 01845.

PORTFOLIO MANAGEMENT

We are externally managed by our Adviser, an affiliate of ours, under the Advisory Agreement and another of our affiliates, the Administrator provides administrative services to us pursuant to the Administration Agreement. Each of the Adviser and Administrator are privately-held companies that are indirectly owned and controlled by David Gladstone, our chairman and chief executive officer. Mr. Gladstone and Terry Lee Brubaker, our vice chairman and chief operating officer, also serve on the board of directors of the Adviser, the board of managers of the Administrator, and serve as executive officers of the Adviser and the Administrator. Our Adviser directly employs personnel that manage our portfolio investments and directly pays our payroll, benefits and general expenses regarding such personnel. The Administrator employs, among others, our chief financial officer and treasurer, chief valuation officer, chief compliance officer, general counsel and secretary (who also serves as the president of the Administrator) and their respective staffs. In addition to the fees payable under the Advisory Agreement and the Administration Agreement (as described below), we pay our direct expenses, including directors’ fees, legal and accounting fees and stockholder related expenses. The Adviser and Administrator have extensive experience in our lines of business and also provide investment advisory and administrative services, respectively, to our affiliates, including the Affiliated Public Funds. In the future, the Adviser and Administrator may provide investment advisory and administrative services, respectively, to other funds and companies, both public and private.

The principal executive office of the Adviser and Administrator is 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102.

Management Services Provided to Us by our Adviser

Our Adviser is a Delaware corporation registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Directors, our Adviser provides investment advisory and management services to us. Under the terms of our Advisory Agreement, our Adviser has investment discretion with respect to our capital and, in that regard:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio, and the manner of implementing such changes;

•	identifies, evaluates, and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

•	closes and monitors the investments we make; and

•	makes available on our behalf, and provides if requested, managerial assistance to our portfolio companies.

Our Adviser’s services under the Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities, provided that its services to us are not impaired.

Portfolio Management

Our Adviser takes a team approach to portfolio management; however, the following persons are primarily responsible for the day-to-day management of our portfolio and comprise our Adviser’s investment committee: David Gladstone, Terry Lee Brubaker and David Dullum, whom we refer to collectively as the Portfolio Managers. Our investment decisions are made on our behalf by the investment committee of our Adviser by unanimous decision.

Mr. Gladstone has served as the chairman and the chief executive officer of the Adviser, since he founded the Adviser in 2002 and on the board of managers of the Administrator since it was founded in 2005. Mr. Brubaker has served as the vice chairman, chief operating officer of the Adviser since 2002 and on the board of managers of the Administrator since 2005. Mr. Dullum has served as an executive managing director of the Adviser since 2008. For more complete biographical information of Messrs. Gladstone, Brubaker and Dullum, please see our most recent definitive proxy statement.

As discussed above, the Portfolio Managers are all officers or directors, or both, of our Adviser, and Messrs. Gladstone and Brubaker are managers of the Administrator. Mr. Gladstone is also the controlling stockholder of the parent company of the Adviser and the Administrator. Although we believe that the terms of the Advisory Agreement and the Administration Agreement are no less favorable to us than those that could be obtained from unaffiliated third parties in arms’ length transactions, our Adviser and Administrator and their officers and its directors have a material interest in the terms of these agreement. Based on an analysis of publicly available information, the Board of Directors believes that the terms and the fees payable under the Advisory Agreement and the Administration Agreement are similar to those of the agreements between other BDCs that do not maintain equity incentive plans and their external investment advisers and administrators.

Our Adviser and Administrator provide investment advisory and administration services, respectively, to the other Affiliated Public Funds. As such, certain of our Portfolio Managers also are primarily responsible for the day-to-day management of the portfolios of other pooled investment vehicles in the Affiliated Public Funds that are managed by the Adviser. As of the date hereof, Messrs. Gladstone, Brubaker and Robert Marcotte (the president of Gladstone Capital and an executive managing director of the Adviser) are primarily responsible for the day-to-day management of the portfolio of Gladstone Capital, another publicly-traded BDC; Messrs. Gladstone, Brubaker and Robert Cutlip (the president of Gladstone Commercial and an executive managing director of the Adviser) are primarily responsible for the day-to-day management of Gladstone Commercial, a publicly-traded real estate investment trust; and Messrs. Gladstone and Brubaker are primarily responsible for the day-to-day management of Gladstone Land, a publicly traded real estate investment trust. As of March 31, 2019, the Adviser had an aggregate of approximately $2.5 billion in total assets under management in the Company and the Affiliated Public Funds, all of which is subject to performance-based advisory fees and for which Messrs. Gladstone and Brubaker are primarily responsible for the day-to-day management.

Conflicts of Interest

As discussed above, the Portfolio Managers who are our executive officers and directors, and the officers and directors of the Adviser, serve or may serve as officers, directors, or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, Mr. Gladstone, our chairman and chief executive officer, is chairman of the board and chief executive officer of the Adviser, the Administrator and the Affiliated Public Funds. In addition, Mr. Brubaker, our vice chairman and chief operating officer, is vice chairman and chief operating officer of the Adviser, the Administrator and the Affiliated Public Funds. Mr. Dullum, our president, is an executive managing director of the Adviser. Moreover, the Adviser may establish or sponsor other investment vehicles which from time to time may have potentially overlapping investment objectives with ours and accordingly may invest in, whether principally or secondarily, asset classes we target. While the Adviser generally has broad authority to make investments on behalf of the investment vehicles that it advises, the Adviser has adopted investment allocation procedures to address these potential conflicts and intends to direct investment opportunities to the Company or the Affiliated Public Fund with the investment strategy that most closely fits the investment opportunity. Nevertheless, the management of the Adviser may face conflicts in the allocation of investment opportunities to other entities managed by the Adviser. As a result, it is possible that we may not be given the opportunity to participate in certain investments made by other funds managed by the Adviser.

In certain circumstances, we may make investments in a portfolio company in which one of our affiliates has or will have an investment, subject to satisfaction of any regulatory restrictions and, where required, the prior approval of our Board of Directors. As of March 31, 2019, our Board of Directors has approved the following types of transactions:

•

Our affiliate, Gladstone Commercial, may, under certain circumstances, lease property to portfolio companies that we do not control. We may pursue such transactions only if (i) the portfolio company is not controlled by us or any of our affiliates, (ii) the portfolio company satisfies the tenant underwriting criteria of Gladstone Commercial, and (iii) the transaction is approved by a majority of our independent directors and a majority of the independent directors of Gladstone Commercial. We expect that any such negotiations between Gladstone Commercial and our portfolio companies would result in lease terms consistent with the terms that the portfolio companies would be likely to receive were they not portfolio companies of ours.

•

We may invest simultaneously with our affiliate Gladstone Capital in senior loans in the broadly syndicated market whereby neither we nor any affiliate has the ability to dictate the terms of the loans.

•

Pursuant to the Co-Investment Order, under certain circumstances, we may co-invest with Gladstone Capital and any future BDC or closed-end management investment company that is advised by the Adviser (or sub-advised by the Adviser if it controls the fund) or any combination of the foregoing subject to the conditions included therein.

Certain of our officers, who are also officers of the Adviser, may from time to time serve as directors of certain of our portfolio companies. If an officer serves in such capacity with one of our portfolio companies, such officer will owe fiduciary duties to stockholders of the portfolio company, which duties may from time to time conflict with the interests of our stockholders.

In the course of our investing activities, we will pay management and incentive fees to the Adviser and will reimburse the Administrator for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than one might achieve through our investors themselves making direct investments. As a result of this arrangement, there may be times when the management team of the Adviser has interests that differ from those of our stockholders, giving rise to a conflict. In addition, as a BDC, we make available significant managerial assistance to our portfolio companies and provide other services to such portfolio companies. While neither we nor the Adviser currently receive fees in connection with managerial assistance, the Adviser and Gladstone Securities have, at various times, provided other services to certain of our portfolio companies and received fees for services other than managerial assistance as discussed in “Business— Ongoing Management of Investments and Portfolio Company Relationships — Managerial Assistance and Services” in our most recent Annual Report on Form 10-K.

Portfolio Manager Compensation

The Portfolio Managers receive compensation from our Adviser in the form of a base salary plus a bonus. Each Portfolio Manager’s base salary is determined by a review of salary surveys for persons with comparable experience who are serving in comparable capacities in the industry. Each Portfolio Manager’s base salary is set and reviewed yearly. Like all employees of the Adviser, a Portfolio Manager’s bonus is tied to the post-tax performance of the Adviser and the entities that it advises. A Portfolio Manager’s bonus increases or decreases when the Adviser’s income increases or decreases. The Adviser’s income, in turn, is directly tied to the management and incentive fees earned in managing its investment funds, including Gladstone Investment. Pursuant to the Advisory Agreement, the Adviser receives a base management fee and an incentive fee based on net investment income in excess of the hurdle rates and capital gains as set out in the Advisory Agreement. During the fiscal years ended March 31, 2019, 2018 and 2017, we incurred net fees of approximately $22.3 million, $13.4 million and $11.2 million, respectively, to our Adviser under the Advisory Agreement. See “Business – Transactions with Related Parties – Investment Advisory and Management Agreement” in our most recent Annual Report on Form 10-K for a full discussion of how such fees are computed and paid. A discussion regarding the basis for the Board of Directors approving the Advisory Agreement is available in our Annual Report on Form 10-K for the fiscal year ended March 31, 2019.

Portfolio Manager Beneficial Ownership

The following table sets forth, as of June 7, 2019, the dollar range of equity securities that are beneficially owned by each of our Portfolio Managers.

Name	Dollar Range of Equity Securities of the Company Owned by Directors (1)(2)
David Gladstone	Over $1,000,000
Terry Lee Brubaker	Over $1,000,000
David A.R. Dullum	Over $1,000,000

(1)	Ownership is calculated in accordance with Rule 16-1(a)(2) of the Exchange Act.
(2)

The dollar range of equity securities beneficially owned is calculated by multiplying the closing price of the respective class as reported on Nasdaq as of June 7, 2019, times the number of shares of the respective class so beneficially owned and aggregated accordingly.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

At our 2018 annual stockholders meeting, our stockholders approved our ability to sell or otherwise issue shares of our common stock at a price below the then current net asset value (“NAV”) per common share during a period beginning on August 9, 2018 and expiring on the first anniversary of such date (the “Stockholder Approval”). We are seeking a similar approval at our 2019 annual meeting of stockholders in August 2019. To sell shares of common stock at a price below NAV per share pursuant to the Stockholder Approval, the 1940 Act mandates that a majority of our directors who have no financial interest in the sale and a majority of our independent directors must have determined (i) that such sale and issuance is in our best interests and in the best interests of our stockholders and (ii) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares of common stock or immediately prior to the issuance of such common stock that the price at which such shares of common stock are to be sold is not less than a price which closely approximates the market value of those shares of common stock, less any underwriting commissions or discounts.

In addition to the mandates of the 1940 Act pertaining to issuances and sales of common stock at a price below NAV per share, our Stockholder Approval requires that the total number of shares issued and sold pursuant to such Stockholder Approval may not exceed 25% of our currently outstanding common stock immediately prior to each such sale.

Any offering of common stock below its NAV per share will be designed to raise capital for investment in accordance with our investment objectives.

In making a determination that an offering of common stock below its NAV per share is in our and our stockholders’ best interests, our Board of Directors will consider a variety of factors including, but not limited to:

•	the effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	the amount per share by which the offering price per share and the net proceeds per share are less than our most recently determined NAV per share;

•	the relationship of recent market prices of our common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	whether the estimated offering price would closely approximate the market value of shares of our common stock;

•	the nature of any new investors anticipated to acquire shares of our common stock in the offering;

•	the anticipated rate of return on and quality, type and availability of investments; and

•	the leverage available to us.

Our Board of Directors will also consider the fact that sales of shares of common stock at a discount will benefit the Adviser as the Adviser will ultimately earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other securities of the Company or from the offering of common stock at a premium to NAV per share.

We will not sell shares of our common stock under this prospectus or an accompanying prospectus supplement pursuant to the Stockholder Approval without first filing a post-effective amendment to the registration statement if the cumulative dilution to the Company’s NAV per share from offerings under the registration statement exceeds 15%. This would be measured separately for each offering pursuant to the registration statement by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the percentage from each offering. For example, if our most recently determined NAV per share at the time of the first offering is $10.00 and we have 140 million shares outstanding, the sale of 35 million shares at net proceeds to us (after discounts, commissions and offering expenses) of $5.00 per share (a 50% discount) would produce dilution of 10%. If we subsequently determined that our NAV per share increased to $11.00 on the then 175 million shares outstanding and then made an additional offering, we could, for example, sell approximately an additional 43.75 million shares at net proceeds to us (after discounts, commissions and offering expenses) of $8.25 per share, which would produce dilution of 5%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.

Sales by us of our common stock at a discount from NAV per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. Any sale of common stock at a price below NAV per share would result in an immediate dilution to existing common stockholders who do not participate in such sale on at least a pro-rata basis. See “Risk Factors” in this prospectus.

The following three headings and accompanying tables explain and provide hypothetical examples on the impact of an offering of our common stock at a price less than NAV per share on three different types of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relative small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders Who Do Not Participate in an Offering

Our existing common stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increase. Further, if current common stockholders do not purchase sufficient shares to maintain their percentage interest, regardless of whether such offering is above or below the then current NAV, their voting power will be diluted.

The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating common stockholder in three different hypothetical offerings of different sizes and levels of discount from NAV per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that we have 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current NAV and NAV per share are thus $10,000,000 and $10.00, respectively. The table illustrates the dilutive effect on a nonparticipating common stockholder of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount from NAV), (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from NAV) and (3) an offering of 250,000 shares (25% of the outstanding shares) at $7.50 per share after offering expenses and commissions (a 25% discount from NAV).

The prospectus supplement pursuant to which any offering at a price below NAV per share is made will include a chart based on the actual number of shares of common stock in such offering and the actual discount to the most recently determined NAV.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$7.90	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$7.50	—
Decrease to NAV per Share
Total Shares Outstanding.	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%
NAV per Share.	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	(5.00)%
Dilution to Stockholder

Shares Held by Common Stockholder	10,000	10,000	—	10,000	—	10,000	—
Percentage Held by Common Stockholder	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.830%	(20.00)%
Total Asset Values
Total NAV Held by Common Stockholder	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$95,000	(5.00)%
Total Investment by Common Stockholder (Assumed to be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Common Stockholder (Total NAV Less Total Investment)	—	$(200)	—	$(900)	—	$(5,000)	—
Per Share Amounts
NAV Per Share Held by Common Stockholder	—	$9.98	—	$9.91	—	$9.50	—
Investment per Share Held by Common Stockholder (Assumed to be $10.00 per Share on Shares Held prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Common Stockholder (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.50)	—
Percentage Dilution to Common Stockholder (Dilution per Share Divided by Investment per Share)	—	—	(0.20)%	—	(0.90)%	—	(5.00)%

Impact on Existing Stockholders Who Do Participate in an Offering

Our existing common stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating common stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution will decrease as the number of shares such common stockholders purchase increases. Existing common stockholders who buy more than such percentage will experience NAV dilution but will, in contrast to existing common stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets due to an offering. The level of accretion will increase as the excess number of shares such common stockholder purchases increases. Even a common stockholder who over-participates will, however, be subject to the risk that we may make additional offerings at a price below NAV per share in which such common stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of an offering and level of discount to NAV increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 25% discount offering from the prior chart for a common stockholder that acquires shares equal to (1) 50% of its proportionate share of an offering (i.e., 1,250 shares, which is 0.50% of an offering 250,000 shares rather than its 1% proportionate share) and (2) 150% of such percentage (i.e., 3,750 shares, which is 1.50% of an offering of 250,000 shares rather than its 1% proportionate share). The prospectus supplement pursuant to which any offering at a price below NAV per share is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share. It is not possible to predict the level of market price decline that may occur.

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$7.90	—	$7.90	—
Net Proceeds per Share to Issuer	—	$7.50	—	$7.50	—
Increases in Shares and Decrease to NAV per Share
Total Shares Outstanding	1,000,000	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.50	(5.00)%	$9.50	(5.00)%
Dilution/Accretion to Stockholder
Shares Held by Common Stockholder	10,000	11,250	12.50%	13,750	37.50%
Percentage Held by Common Stockholder	1.0%	0.90%	(10.00)%	1.10%	10.00%
Total Asset Values
Total NAV Held by Common Stockholder	$100,000	$106,875	6.88%	$130,625	30.63%
Total Investment by Common Stockholder (Assumed to be $10.00 per Share on Shares Held prior to Sale)	$100,000	$109,875	—	$129,625	—
Total Dilution/Accretion to Common Stockholder (Total NAV Less Total Investment)	—	$(3,000)	—	$1,000	—
Per Share Amounts
NAV Per Share Held by Common Stockholder	—	$9.50	—	$9.50	—
Investment per Share Held by Common Stockholder (Assumed to be $10.00 per Share on Shares Held prior to Sale)	$10.00	$9.77	(2.33)%	$9.43	(5.73)%
Dilution/Accretion per Share Held by Common Stockholder (NAV per Share Less Investment per Share)	—	$(0.27)	—	$0.07	—
Percentage Dilution/Accretion to Common Stockholder (Dilution/Accretion per Share Divided by Investment per Share)	—	—	(2.73)%	—	0.77%

Impact on New Investors

Investors who are not currently common stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share (due to selling compensation and expenses paid by us) will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares. Investors who are not currently common stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share after selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the NAV of their common shares and their NAV per share compared to the price they pay for their shares. These investors will, however, be subject to the risk that we may make additional offerings at a price below NAV per share in which such new common stockholder does not participate, in which case such new common stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of an offering and level of discounts increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same 5%, 10% and 25% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1%) of the common shares in the offering as the stockholder in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share. It is not possible to predict the level of market price decline that may occur.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$7.90	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$7.50	—
Decrease to NAV per Share
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	(5.00)%
Dilution/Accretion to Stockholder
Shares Held by Common Stockholder	—	500	—	1,000	—	2,500	—
Percentage Held by Common Stockholder	0.0%	0.05%	—	0.09%	—	0.20%	—
Total Asset Values
Total NAV Held by Common Stockholder	—	$4,990	—	$9,910	—	$23,750	—
Total Investment by Common Stockholder	—	$5,000	—	$9,470	—	$19,750	—
Total Dilution/Accretion to Common Stockholder (Total NAV Less Total Investment)	—	$(10)	—	$440	—	$4,000	—
Per Share Amounts
NAV Per Share Held by Common Stockholder	—	$9.98	—	$9.91	—	$9.50	—
Investment per Share Held by Common Stockholder	—	$10.00	—	$9.47	—	$7.90	—
Dilution/Accretion per Share Held by Common Stockholder (NAV per Share Less Investment per Share)	—	$(0.02)	—	$0.44	—	$1.60	—
Percentage Dilution/Accretion to Common Stockholder (Dilution/Accretion per Share Divided by Investment per Share)	—	—	(0.20)%	—	4.65%	—	20.25%

DIVIDEND REINVESTMENT PLAN

Our transfer agency and services agreement with our transfer agent, Computershare, Inc. (“Computershare”) authorizes Computershare to provide a dividend reinvestment plan that allows for reinvestment of our distributions on behalf of our common stockholders upon their election as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash dividend, then our common stockholders who have “opted in” to the dividend reinvestment plan will not receive cash dividends but, instead, such cash dividends will automatically be reinvested in additional shares of our common stock.

Pursuant to the dividend reinvestment plan, if your shares of our common stock are registered in your own name you can have all distributions reinvested in additional shares of our common stock by Computershare, as the plan agent, if you enroll in the dividend reinvestment plan by delivering an enrollment form to the plan agent prior to the corresponding dividend record date, available at www.computershare.com/investor. The plan agent will effect purchases of our common stock under the dividend reinvestment plan in the open market.

If you do not elect to participate in the dividend reinvestment plan, you will receive all distributions in cash paid by check mailed directly to you (or if you hold your shares in street or other nominee name, then to your nominee) as of the relevant record date, by the plan agent, as our distribution disbursing agent. If your shares are held in the name of a broker or nominee, you can transfer the shares into your own name and then enroll in the dividend reinvestment plan or contact your broker or nominee to determine if they offer a dividend reinvestment plan.

The plan agent serves as agent for the holders of our common stock in administering the dividend reinvestment plan. After we declare a dividend, the plan agent will, as agent for the participants, receive the cash payment and use it to buy common stock on Nasdaq or elsewhere for the participants’ accounts. The price of the shares will be the weighted average price of all shares purchased by the plan agent on such trade date or dates.

Stockholders can obtain additional information about, and participants in the dividend reinvestment plan may withdraw from, the dividend reinvestment plan at any time by contacting Computershare online at www.computershare.com/investor, via telephone at (781) 575-2000 or by mailing a request to 250 Royall Street, Canton, Massachusetts 02021 or by selling or transferring all applicable shares. If the plan agent receives a request to withdraw near a dividend record date, the plan agent, in its sole discretion, may either distribute such dividends in cash or reinvest the shares on behalf of the withdrawing participant. If such dividends are reinvested, the plan agent will process the withdrawal as soon as practicable, but in no event later than five business days after the reinvestment is completed.

The plan agent will maintain each participant’s account in the dividend reinvestment plan and will furnish periodic written confirmations of all transactions in such account, including information needed by the stockholder for personal and tax records. Common stock in the account of each dividend reinvestment plan participant will be held by the plan agent in non-certificated form in the name of such participant; however participants may request that such shares be certificated in their name. The plan agent will provide proxy materials relating to our stockholders’ meetings that will include those shares purchased through the plan agent, as well as shares held pursuant to the dividend reinvestment plan.

We pay the plan agent’s fees for the handling or reinvestment of dividends and other distributions. If a participant elects by written notice to the plan agent prior to termination of his or her account to have the plan agent sell part or all of the shares held by the plan agent in the participant’s account and remit the proceeds to the participant, the plan agent is authorized to deduct a transaction fee of $15.00 for each batch order sale and $25.00 for each market order, day limit order and good-til-canceled limit order sale, plus brokerage commissions of $0.10 per share, from the proceeds. The participants in the dividend reinvestment plan will also bear a transaction fee of up to $5.00, plus per share brokerage commissions of $0.10, incurred with respect to open market purchases.

Distributions are taxable whether paid in cash or reinvested in additional shares, and the reinvestment of distributions pursuant to the dividend reinvestment plan will not relieve participants of any U.S. federal income tax or state income tax that may be payable or required to be withheld on such distributions. For more information regarding taxes that our stockholders may be required to pay, see “Material U.S. Federal Income Tax Considerations.”

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us, to our qualification and taxation as a RIC for U.S. federal income tax purposes under Subchapter M of the Code and to an investment in our common stock.

This summary does not purport to be a complete description of all the income tax considerations applicable to such an investment. For example, this summary does not describe all of the tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, a trader in securities that elects to use a mark-to-market method of accounting for its securities holdings, pension plans and trusts, financial institutions, real estate investment trusts, RICs, U.S. persons with a functional currency other than the U.S. dollar, non-U.S. stockholders (as defined below) engaged in a trade or business in the United States or entitled to claim the benefits of an applicable income tax treaty, persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, “controlled foreign corporations,” “passive foreign investment companies” and persons that will hold our common stock as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes or to the owners or partners of a stockholder. If we issue preferred stock that may be convertible into or exercisable or exchangeable for securities or other property or preferred stock with other terms that may have different U.S. federal income tax consequences that those described in this summary, the U.S. federal income tax consequences of that preferred stock will be described in the relevant prospectus supplement. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, its legislative history, existing and proposed U.S. Treasury regulations and published rulings and court decisions all as currently in effect, all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought, and do not expect to seek, any ruling from the Internal Revenue Service (“IRS”) regarding any matter discussed herein, and this discussion is not binding on the IRS. Accordingly, there can be no assurance that the IRS will not assert, and a court will not sustain, a position contrary to any of the tax consequences discussed herein. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invest in tax-exempt securities or certain other investment assets. For purposes of this discussion, a “U.S. stockholder” generally is a beneficial owner of our common stock who is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•

a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof, including, for this purpose, the District of Columbia;

•

a trust if (i) a U.S. court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all of the substantial decisions of the trust, or (ii) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

For purposes of this discussion, a “non-U.S. stockholder” generally is a beneficial owner of our common stock that is neither a U.S. stockholder nor an entity treated as a partnership for U.S. federal income tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds our common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Prospective beneficial owners of our common stock that are partnerships or partners in such partnerships should consult their own tax advisers with respect to the purchase, ownership and disposition of our common stock.

Tax matters are very complicated, and the tax consequences to an investor of an investment in our common stock will depend on the facts of such investor’s particular situation. Investors are encouraged to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable income tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We have elected to be treated, and intend to operate in a manner so as to continuously qualify annually thereafter, as a RIC for U.S. federal income tax purposes. As a RIC, we generally do not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute (or are deemed to timely distribute) to our stockholders as dividends. Instead, dividends we distribute (or are deemed to timely distribute) generally are taxable to the holders of our common stock, and any net operating losses, foreign tax credits and most other tax attributes generally will not pass through to the holders of our common stock. We will be subject to U.S. federal corporate-level income tax on any undistributed income and gains. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, at least 90% of our investment company taxable income (which generally is our net ordinary taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, determined without regard to the dividends-paid deduction) (the “Annual Distribution Requirement”) for any taxable year. The following discussion assumes that we continue to qualify as a RIC.

Taxation as a Regulated Investment Company

If we qualify as a RIC and meet the Annual Distribution Requirement, we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (realized net long-term capital gain in excess of realized net short-term capital loss) that we timely distribute (or are deemed to distribute) to our stockholders. We would, however, be subject to a 4% nondeductible federal excise tax if we do not distribute, actually or on a deemed basis, an amount at least equal to the sum of (i) 98% of our ordinary income for the calendar year, (ii) 98.2% of our net capital gains for the one-year period ending on October 31 of the calendar year and (iii) any income realized, but not distributed, in the preceding period (to the extent that income tax was not imposed on such amounts), less certain reductions, as applicable (together, the “Excise Tax Distribution Requirements”).

In order to qualify as a RIC for U.S. federal income tax purposes under Subchapter M of the Code, we must, among other things:

•	continue to qualify and have in effect an election to be treated as a business development company under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, net income from certain “qualified publicly traded partnerships,” or other income (including certain deemed inclusions) derived with respect to our business of investing in such stock or securities or foreign currencies or net income derived from an interest in a “qualified publicly traded partnership” (the “90% Gross Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•

we ensure that at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•

we ensure that no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, or of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

Under certain applicable provisions of the Code and the U.S. Treasury regulations, distributions payable in cash or in shares of stock at the election of stockholders are treated as taxable dividends. The IRS has issued private rulings indicating that this rule will apply even if the issuer limits the total amount of cash that may be distributed, provided that the limitation does not cause the cash to be less than 20% of the total distribution. We generally intend to pay distributions in cash. However, we reserve the right, in our sole discretion from time to time, to limit the total amount of cash distributed to as little as 20% of the total distribution depending on, among other factors, our cash balances. In such a case, each stockholder receiving cash would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock, even if the stockholder had not “opted in” to our dividend reinvestment plan. In no event will any stockholder that has not “opted in” to the dividend reinvestment plan receive less than 20% of his or her entire distribution in cash. For U.S. federal income tax purposes, the amount of a dividend paid in stock will be equal to the amount of cash that could have been received instead of stock.

Stockholders who participate in our dividend reinvestment plan will be required to include the full amount of the dividend (including the portion payable in stock) as ordinary income (or, in certain circumstances, long-term capital gain) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, stockholders may be required to pay income taxes with respect to such dividends in excess of the cash dividends received. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in common stock. It is unclear whether and to what extent we will be able to pay taxable dividends of the type described in this paragraph.

We may have investments that require income to be included in investment company taxable income in a year prior to the year in which we actually receive a corresponding amount of cash in respect of such income. For example, if we hold corporate stock with respect to which Section 305 of the Code requires inclusion in income of amounts of deemed dividends even if no cash distribution is made, we must include in our taxable income in each year the full amount of our applicable share of our allocable share of these deemed dividends. Additionally, if we hold debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (“OID”) (such as debt instruments with PIK interest or, in certain cases, that have increasing interest rates or are issued with warrants), we must include in our taxable income in each year a portion of the OID that accrues over the life of the obligation, regardless of whether we receive cash representing such income in the same taxable year. We may also have to include in our taxable income other amounts that we have not yet received in cash, such as accruals on a contingent payment debt instrument or deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If our deductible expenses in a given year exceed our investment company taxable income, we will have a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years, and these net operating losses generally will not pass through to stockholders. In addition, expenses can be used only to offset investment company taxable income, and may not be used to offset net capital gain. A RIC may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset the RIC’s investment company taxable income, but may carry forward those losses, and use them to offset future capital gains, indefinitely. Further, a RIC’s deduction of net business interest expense is limited to 30% of its “adjusted taxable income” plus “floor plan financing interest expense.” It is not expected that any portion of any underwriting or similar fee will be deductible for U.S. federal income tax purposes to us or the holders of our common stock. Due to these limits on the deductibility of expenses, net capital losses and business interest expenses, we may, for U.S. federal income tax purposes, have aggregate taxable income for several years that we are required to distribute and that is taxable to stockholders even if this income is greater than the aggregate net income we actually earned during those years.

In order to enable us to make distributions to the holders of our common stock that will be sufficient to enable us to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements in the event that the circumstances described in the preceding two paragraphs apply, we may need to liquidate or sell some of our assets at times or at prices that we would not consider advantageous, we may need to raise additional equity or debt capital, we may need to take out loans, or we may need to forego new investment opportunities or otherwise take actions that are disadvantageous to our business (or be unable to take actions that are advantageous to our business). Even if we are authorized to borrow and to sell assets in order to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements, under the 1940 Act, we generally are not permitted to make distributions to our stockholders while our debt obligations and senior securities are outstanding unless certain “asset coverage” tests or other financial covenants are met. If we are unable to obtain cash from other sources to enable us to satisfy the Annual Distribution Requirement, we may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable state and local taxes). If we are unable to obtain cash from other sources to enable us to satisfy the Excise Tax Distribution Requirements, we may be subject to an additional tax, as described above.

For the purpose of determining whether we satisfy the 90% Gross Income Test and the Diversification Tests, the character of our distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), or are otherwise treated as disregarded from us for U.S. federal income tax purposes, generally will be determined as if we realized these tax items directly. Further, for purposes of calculating the value of our investment in the securities of an issuer for purposes of determining the 25% requirement of the Diversification Tests, our proper proportion of any investment in the securities of that issuer that are held by a member of our “controlled group” must be aggregated with our investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with us if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) we directly own at least 20% or more of the combined voting stock of at least one of the other corporations.

Failure to Qualify as a RIC

If we fail to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests for any quarter of a taxable year, we might nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code apply (which might, among other things, require us to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). Subject to a limited exception applicable to RICs that qualified for RIC status under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, we could be subject to U.S. federal income tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized during the 5-year period after our requalification as a RIC, unless we made a special election to pay corporate-level U.S. federal income tax on these net built-in gains at the time of our requalification as a RIC.

If we fail to qualify for treatment as a RIC and such relief provisions do not apply to us, we would be subject to U.S. federal income tax on all of our taxable income at regular corporate U.S. federal income tax rates (and we also would be subject to any applicable state and local taxes), regardless of whether we make any distributions to the holders of our common stock. We would not be able to deduct distributions to our stockholders, nor would distributions to the holders of our common stock be required to be made for U.S. federal income tax purposes. Any distributions we make generally would be taxable to the holders of our common stock as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the current maximum rate applicable to qualifying dividend income of individuals and other non-corporate U.S. stockholders, to the extent of our current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. stockholders of our common stock that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the holder’s adjusted tax basis in its shares of our common stock, and any remaining distributions would be treated as capital gain.

If, before the end of any quarter of our taxable year, we believe that we may fail the Diversification Tests, we may seek to take certain actions to avert a failure. However, the action frequently taken by RICs to avert a failure, the disposition of non-diversified assets, may be difficult for us to pursue because of the limited liquidity of our investments.

Although we expect to operate in a manner so as to qualify continuously as a RIC, we may decide in the future to be taxed as a “C” corporation, even if we would otherwise qualify as a RIC, if we determine that treatment as a C corporation for a particular year would be in our best interests. The remainder of this discussion assumes that we will continuously qualify as a RIC for each taxable year.

Our Investments—General

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause us to recognize income or gain without receipt of a corresponding cash payment, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Gross Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that we will be eligible for any such tax elections or that any adverse effects of these provisions will be mitigated.

Gain or loss recognized by us from warrants or other securities acquired by us, as well as any loss attributable to the lapse of such warrants, generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long we held a particular warrant or security.

A portfolio company in which we invest may face financial difficulties that require us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such transaction could, depending upon the specific terms of the transaction, cause us to recognize taxable income without a corresponding receipt of cash, which could affect our ability to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements or result in unusable capital losses and future non-cash income. Any such transaction could also result in us receiving assets that give rise to non-qualifying income for purposes of the 90% Gross Income Test.

Our investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, our yield on those securities would be decreased. Stockholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by us.

If we purchase shares in a “passive foreign investment company” (a “PFIC”), we may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if we distribute such income as a taxable dividend to the holders of our common stock. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Any required inclusions from the QEF election will be considered “good income” for purposes of the 90% Gross Income Test. Alternatively, we may be able to elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent that any such decrease does not exceed prior increases included in our income. Our ability to make either election will depend on factors beyond our control, and is subject to restrictions which may limit the availability of the benefit of these elections. Under either election, we may be required to recognize in a year income in excess of any distributions we receive from PFICs and any proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether we satisfy the Excise Tax Distribution Requirements. See “ —Taxation as a Regulated Investment Company” above.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt obligations denominated in a foreign currency, and other financial transactions denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Taxation of U.S. Stockholders

The following discussion applies only to U.S. stockholders. If you are not a U.S. stockholder, this section does not apply to you.

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. We will allocate our earnings and profits to distributions to holders of our preferred stock and then to distributions to holders of our common stock based on priority in our capital structure. Distributions of our investment company taxable income, determined without regard to the deduction for dividends paid, will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions we pay to non-corporate U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) generally are taxable to U.S. stockholders at the preferential rates applicable to long-term capital gains. However, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential rates applicable to Qualifying Dividends or the dividends-received deduction available to corporations under the Code. Distributions of our net capital gains (which generally are our realized net long-term capital gains in excess of realized net short-term capital losses) that are properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at reduced rates in the case of non-corporate taxpayers, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such U.S. stockholder’s common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

A portion of our ordinary income dividends, but not capital gain dividends, paid to corporate U.S. stockholders may, if certain conditions are met, qualify for up to a 50% dividends-received deduction to the extent we have received dividends from certain corporations during the taxable year, but only to the extent these ordinary income dividends are treated as paid out of our earnings and profits. We expect only a small portion of our dividends to qualify for this deduction. A corporate U.S. stockholders may be required to reduce its basis in its common stock with respect to certain “extraordinary dividends,” as defined in Section 1059 of the Code. Corporate U.S. stockholders should consult their own tax advisors in determining the application of these rules in their particular circumstances.

U.S. stockholders who have elected to participate in our dividend reinvestment plan will have their cash dividends and distributions automatically reinvested in additional shares of our common stock, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to U.S. stockholders. A U.S. stockholder will have an adjusted basis in the additional common stock purchased through the plan equal to the dollar amount that would have been received if the U.S. stockholder had received the dividend or distribution in cash, unless we were to issue new shares that are trading at or above net asset value, in which case, the U.S. stockholder’s basis in the new shares would generally be equal to their fair market value. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

We may distribute our net long-term capital gains, if any, in cash or elect to retain some or all of such gains, pay taxes at the U.S. federal corporate-level income tax rate on the amount retained, and designate the retained amount as a “deemed distribution.” If we elect to retain net long-term capital gains and deem them distributed, each U.S. common stockholder will be treated as if they received a distribution of their pro rata share of the retained net long-term capital gain and the U.S. federal income tax paid. As a result, each U.S. common stockholder will (i) be required to report their pro rata share of the retained gain on their tax return as long-term capital gain, (ii) receive a refundable tax credit for their pro rata share of federal tax paid by us on the retained gain, and (iii) increase the tax basis of their shares of common stock by an amount equal to the deemed distribution less the tax credit. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our stockholders on December 31 of the year in which the dividend was declared.

If a U.S. stockholder purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the U.S. stockholder investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder redeems, sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such U.S. stockholder’s adjusted tax basis in the common stock sold, redeemed or otherwise disposed of and the amount of the proceeds received in exchange. Any gain or loss arising from such sale, redemption or other disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale, redemption or other disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the common stock acquired will be increased to reflect the disallowed loss.

In general, individual and certain other non-corporate U.S. stockholders that are individuals, trusts or estates are taxed at preferential rates on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in the U.S. stockholder’s taxable income for the applicable year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the preferential rates applicable to long-term capital gains). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions out of current or accumulated earnings and profits also generally will not be eligible for the 20% pass through deduction under Section 199A of the Code, although under recently proposed regulations (that have not yet been finalized) qualified real estate investment trust dividends earned by us may qualify for the Section 199A deduction. Distributions may also be subject to additional state, local and non-U.S. taxes depending on a U.S. stockholder’s particular situation.

Net Investment Income Tax

An additional 3.8% surtax generally is applicable in respect of the net investment income of non-corporate U.S. stockholders (other than certain trusts) on the lesser of (i) the U.S. stockholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. stockholder’s modified adjusted gross income for the taxable year over $200,000 ($250,000 in the case of joint filers). For these purposes, “net investment income” generally includes interest and taxable distributions and deemed distributions paid with respect to shares of common stock, and net gain attributable to the disposition of common stock (in each case, unless the shares of common stock are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to these distributions or this net gain.

Taxation of non-U.S. stockholders

The following discussion applies only to non-U.S. stockholders. If you are not a non-U.S. stockholder, this section does not apply to you. Whether an investment in shares of our common stock is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in shares of our common stock by a non-U.S. stockholder may have adverse tax consequences and, accordingly, may not be appropriate for a non-U.S. stockholder. Non-U.S. stockholders should consult their own tax advisors before investing in our common stock.

Distributions on, and Sale or Other Disposition of, Our Common Stock

Distributions of our investment company taxable income to non-U.S. stockholders generally will be subject to U.S. withholding tax (unless lowered or eliminated by an applicable income tax treaty) to the extent payable from our current or accumulated earnings and profits unless an exception applies.

If a non-U.S. stockholder receives distributions and such distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, attributable to a permanent establishment in the United States of such non-U.S. stockholder, such distributions generally will be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold U.S. federal income tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. stockholder that is a foreign trust and such entities are urged to consult their own tax advisors.

Actual or deemed distributions of our net capital gain (which generally are our realized net long-term capital gains in excess of realized net short-term capital losses) to a non-U.S. stockholder, and gains recognized by a non-U.S. stockholder upon the sale of our common stock, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States (as discussed above) or (b) the non-U.S. stockholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains recognized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” (unless lowered or eliminated by an applicable income tax treaty). Non-U.S. stockholders of our common stock are encouraged to consult their own advisors as to the applicability of an income tax treaty in their individual circumstances.

In general, no U.S. source withholding taxes will be imposed on dividends paid by us to non-U.S. stockholders to the extent the dividends are designated as “interest related dividends” or “short term capital gain dividends.” Under this exemption, interest related dividends and short term capital gain dividends generally represent distributions of interest or short term capital gain that would not have been subject to U.S. withholding tax at the source if they had been received directly by a non-U.S. stockholder, and that satisfy certain other requirements. No assurance can be given that we will distribute any interest related dividends or short term capital gain dividends.

If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. stockholder’s allocable share of the tax we pay on the capital gain deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number (“TIN”) (if one has not been previously obtained) and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. TIN or file a U.S. federal income tax return.

Non-U.S. stockholders who have elected to participate in our dividend reinvestment plan will have their cash dividends and distributions automatically reinvested in additional shares of our common stock, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to non-U.S. stockholders to the same extent as if such dividends were received in cash. In addition, we have the ability to declare a large portion of a dividend in shares of our common stock, even if a non-U.S. stockholder has not elected to participate in our dividend reinvestment plan, in which case, as long as a portion of such dividend is paid in cash (which portion could be as low as 20%) and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, our non-U.S. stockholders will be taxed on 100% of the fair market value of a dividend paid entirely or partially in our common stock on the date the dividend is received in the same manner (and to the extent such non-U.S. stockholder is subject to U.S. federal income taxation) as a cash dividend (including the application of withholding tax rules described above), even if most or all of the dividend is paid in common stock. In such a circumstance, we may be required to withhold all or substantially all of the cash we would otherwise distribute to a non-U.S. stockholder.

Certain Additional Tax Considerations

Information Reporting and Backup Withholding

We may be required to withhold, for U.S. federal income taxes, a portion of all taxable distributions payable to stockholders (a) who fail to provide us with their correct TINs or who otherwise fail to make required certifications or (b) with respect to whom the IRS notifies us that this stockholder is subject to backup withholding. Certain stockholders specified in the Code and the U.S. Treasury regulations promulgated thereunder are exempt from backup withholding, but may be required to provide documentation to establish their exempt status. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the stockholder’s U.S. federal income tax liability if the appropriate information is timely provided to the IRS. Failure by a stockholder to furnish a certified TIN to us could subject the stockholder to a $50 penalty imposed by the IRS.

Withholding and Information Reporting on Foreign Financial Accounts

A non-U.S. stockholder who is otherwise subject to withholding of U.S. federal income tax may be subject to information reporting and backup withholding of U.S. federal income tax on dividends, unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or W-8BEN-E (or an acceptable substitute form), or otherwise meets the documentary evidence requirements for establishing that it is a non-U.S. stockholder or establishes an exemption from backup withholding.

Pursuant to Sections 1471 to 1474 of the Code and the U.S. Treasury regulations thereunder, the relevant withholding agent generally will be required to withhold 30% of any dividends paid with respect to common stock to: (i) a foreign financial institution, unless the foreign financial institution agrees to verify, report and disclose its U.S. accountholders, and meets certain other specified requirements or is subject to an applicable “intergovernmental agreement”; or (ii) a non-financial foreign entity beneficial owner, unless the entity certifies that it does not have any substantial U.S. owners or provides the name, address and TIN of each substantial U.S. owner, and meets certain other specified requirements. If payment of this withholding tax is made, non-U.S. stockholders that otherwise are eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to these dividends or proceeds will be required to seek a credit or refund from the IRS to obtain the benefit of this exemption or reduction. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Certain jurisdictions have entered into agreements with the United States that may supplement or modify these rules.

All stockholders should consult their own tax advisers with respect to the U.S. federal income and withholding tax consequences, and state, local and non-U.S. tax consequences, of an investment in our common stock. We will not pay any additional amounts in respect to any amounts withheld.

DESCRIPTION OF OUR SECURITIES

Our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share.

The following are our outstanding classes, and series thereof, of Securities as of June 11, 2019.

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under(3)
Common Stock	100,000,000	—	32,822,459
Series D Term Preferred Stock	3,000,000	—	2,300,000
Series E Term Preferred Stock	3,500,000	—	2,990,000

The following description is a summary based on relevant provisions of our certificate of incorporation and bylaws and the Delaware General Corporation Law. This summary does not purport to be complete and is subject to, and qualified in its entirety by, the provisions of our certificate of incorporation and bylaws, as amended, and applicable provisions of the Delaware General Corporation Law.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and are duly authorized, validly issued, fully paid and nonassessable. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract.

Distributions may be paid to the holders of our common stock if, as and when declared by our Board of Directors out of funds legally available therefor. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. In accordance with the certificates of designation for our outstanding series of preferred stock, for so long as any shares of our preferred stock are outstanding, we will not: (x) declare any dividend or other distribution (other than a dividend or distribution paid in shares of our common stock) in respect of our common stock, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any shares of our common stock, or (z) pay any proceeds of our liquidation in respect of our common stock, unless, in each case, (A) immediately thereafter, we have asset coverage for our senior securities (as calculated in accordance with the 1940 Act) equal to at least 200% (with respect to our Series D Term Preferred Stock) or 150% (with respect to our Series E Term Preferred Stock) after deducting the amount of such dividend or distribution or redemption or purchase price or liquidation proceeds and (B) all cumulative dividends and distributions on all shares of our outstanding series of preferred stock due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition have been declared and paid.

Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. Except as otherwise provided by statute, by the rules of Nasdaq or other applicable stock exchange, by our certificate of incorporation or by our bylaws, in all matters other than the election of directors, the affirmative vote of the majority of shares present or represented by proxy at a meeting of our stockholders and entitled to vote will be the act of the stockholders. Except as otherwise provided by statute, by our certificate of incorporation or by our bylaws, directors shall be elected by a plurality of the votes of the shares present or represented by proxy at a meeting of our stockholders and entitled to vote on the election of directors. Our common stock is listed on Nasdaq under the ticker symbol “GAIN.”

Preferred Stock

Of the 10,000,000 shares of our capital stock designated as preferred stock, 3,000,000 are designated as Series D Term Preferred Stock and 3,500,000 are designated as Series E Term Preferred Stock. All shares of our preferred stock are duly authorized, validly issued, fully paid and nonassessable. Shares of our preferred stock have no preemptive, exchange or conversion rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. Shares of our Series D Term Preferred Stock and Series E Term Preferred Stock are traded on Nasdaq under the trading symbols “GAINM” and “GAINL,” respectively.

The following is a summary of the material terms of each outstanding series of our preferred stock. The following summary is qualified in its entirety, with respect to each series, by reference to the certificate of designation for such series, which is filed as an exhibit to our annual report on Form 10-K.

Dividend Rights

The holders of Series D Term Preferred Stock are entitled to monthly dividends in the amount of 6.25% per annum on the stated liquidation preference of Series D Term Preferred Stock, or $0.13020833 per share. The holders of Series E Term Preferred Stock are entitled to monthly dividends in the amount of 6.375% per annum on the stated liquidation preference of Series E Term Preferred Stock, or $0.13281250 per share.

In the event that we fail to pay dividends on or to redeem the Series D Term Preferred Stock or Series E Term Preferred Stock when required, the dividend rate with respect to such series shall increase by 3% per annum until such default is cured.

Voting Rights

The holders of our preferred stock are entitled to one vote per share and do not have cumulative voting. The holders of our preferred stock generally vote together with the holders of our common stock, except that the holders of our preferred stock have the right to elect two of our directors. Furthermore, during any period that we owe accumulated dividends, whether or not earned or declared, on any preferred stock equal to at least two full years of dividends, the holders of our preferred stock will have the right to elect a majority of our Board of Directors.

Liquidation Rights

In the event of a dissolution, liquidation or winding up of our affairs, our preferred stock has a liquidation preference over our common stock equal to $25 per share, plus all unpaid dividends and distributions accumulated to (but excluding) the date fixed for payment on such shares.

Redemption

The Series D Term Preferred Stock has a mandatory redemption date of September 30, 2023. The Series E Term Preferred Stock has a mandatory redemption date of August 31, 2025. However, if we fail to maintain asset coverage as calculated in accordance the 1940 Act of at least 200% with respect to the Series D Term Preferred Stock or 150% with respect to the Series E Term Preferred Stock, we will be required to redeem a portion of our outstanding preferred stock to enable us to meet the required asset coverage at a price per share equal to the liquidation preference plus all accumulated and unpaid dividends and distributions. In the event of a change of control, we will also be required to redeem the shares of our preferred stock at a price per share equal to the liquidation preference plus all accumulated and unpaid dividends and distributions.

We have the option to redeem shares of Series D Term Preferred Stock at any time after September 30, 2018, with no redemption premium. We have the option to redeem shares of Series E Term Preferred Stock at any time after August 31, 2020, with no redemption premium.

Subscription Rights

General

We may issue subscription rights to our stockholders to purchase common stock or preferred stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting arrangement with one or more underwriters pursuant to which such underwriters would purchase any offered Securities remaining unsubscribed after such subscription rights offering to the extent permissible under applicable law. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the period of time the offering would remain open (which in no event would be less than fifteen business days);

•	the title of such subscription rights;

•	the exercise price for such subscription rights;

•	the ratio of the offering (which in no event would exceed one new share of common stock for each three rights held);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such rights shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;

•	if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and

•	any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock, or preferred stock, at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting arrangements, as set forth in the applicable prospectus supplement.

Warrants

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common or preferred stock or other equity or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•

In the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which such principal amount may be purchased upon such exercise;

•

In the case of warrants to purchase common stock or preferred stock, the number of shares of common or preferred stock purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including the right to receive distributions or dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants (except for warrants expiring not later than 120 days after issuance and issued exclusively and ratably to a class of our security holders) on the condition that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value of the securities underlying the warrants at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants (our stockholders approved such a proposal to issue long-term rights, including warrants, in connection with our 2008 annual meeting of stockholders) and a “required majority” of our Board of Directors approves such issuance on the basis that the issuance is in the best interests of Gladstone Investment and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. A “required majority” of our Board of Directors is a vote of both a majority of our directors who have no financial interest in the transaction and a majority of the directors who are not interested persons of the company. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, options and subscription rights at the time of issuance may not exceed 25% of our outstanding voting securities.

Debt Securities

Any debt securities that we issue may be senior or subordinated in priority of payment. We have no present plans to issue any debt securities. If we offer debt securities under this prospectus, we will provide a prospectus supplement that describes the ranking, whether senior or subordinated, the specific designation, the aggregate principal amount, the purchase price, the maturity, the redemption terms, the interest rate or manner of calculating the interest rate, the time of payment of interest, if any, the terms for any conversion or exchange, including the terms relating to the adjustment of any conversion or exchange mechanism, the listing, if any, on a securities exchange, the name and address of the trustee and any other specific terms of the debt securities.

CERTAIN PROVISIONS OF DELAWARE LAW AND OF OUR

CERTIFICATE OF INCORPORATION AND BYLAWS

The following description of certain provisions of Delaware law and of our amended and restated certificate of incorporation (our “certificate of incorporation”) and our amended and restated bylaws, as amended (our “bylaws”), is only a summary. For a complete description, we refer you to the Delaware General Corporation Law, our certificate of incorporation and our bylaws. We have filed our certificate of incorporation and bylaws, as amended, as exhibits to the registration statement of which this prospectus is a part.

Classified Board of Directors

Pursuant to our certificate of incorporation, our Board of Directors is divided into three classes of directors. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. The holders of outstanding shares of any preferred stock are entitled, as a class, to the exclusion of the holders of all other securities and classes of common stock, to elect two of our directors at all times (regardless of the total number of directors serving on the Board of Directors). We refer to these directors as the Preferred Directors. The holders of outstanding shares of common stock and preferred stock, voting together as a single class, elect the balance of our directors. Any director elected to fill a vacancy shall serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualified. Holders of shares of our stock have no right to cumulative voting in the election of directors. Consequently, at each annual meeting of our stockholders, the holders of a plurality of the combined shares of common stock and preferred stock are able to elect all of the successors to the class of directors whose term expires at such meeting (other than the Preferred Directors, who will be elected by the holders of a plurality of the preferred stock).

Our classified board could have the effect of making the replacement of incumbent directors more time consuming and difficult. Because our directors may only be removed for cause, at least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of our Board of Directors. Thus, our classified board could increase the likelihood that incumbent directors will retain their positions. The staggered terms of directors may delay, defer or prevent a tender offer or an attempt to change control of us or another transaction that might involve a premium price for our common stock that might be in the best interest of our stockholders.

Removal of Directors

Any director may be removed only for cause by the stockholders upon the affirmative vote of at least two-thirds of all the votes entitled to be cast at a meeting called for the purpose of the proposed removal. The notice of the meeting shall indicate that the purpose, or one of the purposes, of the meeting is to determine if the director shall be removed.

Business Combinations

Section 203 of the Delaware General Corporation Law generally prohibits “business combinations” between us and an “interested stockholder” for three years after the date of the transaction in which the person became an interested stockholder. In general, Delaware law defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling, or controlled by, the entity or person. These business combinations include:

•	Any merger or consolidation involving the corporation and the interested stockholder;

•	Any sale, transfer, pledge or other disposition involving the interested stockholder of 10% or more of the assets of the corporation;

•	Subject to exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder; or

•	The receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

Section 203 permits certain exemptions from its provisions for transactions in which:

•

Prior to the date of the transaction, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•

The interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding (a) shares owned by persons who are directors and also officers, and (b) shares owned by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

•

On or subsequent to the date of the transaction, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder.

Merger; Amendment of Certificate of Incorporation

Under Delaware law, we will not be able to amend our certificate of incorporation or merge with another entity unless approved by the affirmative vote of stockholders holding at least a majority of the shares entitled to vote on the matter.

Term and Termination

Our certificate of incorporation provides for us to have a perpetual existence. Pursuant to our certificate of incorporation, and subject to the provisions of any of our classes or series of stock then outstanding and the approval by a majority of the entire Board of Directors, our stockholders, at any meeting thereof, by the affirmative vote of a majority of all of the votes entitled to be cast on the matter, may approve a plan of liquidation and dissolution.

Advance Notice of Director Nominations and New Business

Our bylaws provide that, with respect to an annual meeting of stockholders, nominations of persons for election to our Board of Directors and the proposal of business to be considered by stockholders at the annual meeting may be made only:

•	pursuant to our notice of the meeting;

•	by our Board of Directors; or

•

by a stockholder who was a stockholder of record both at the time of the provision of notice and at the time of the meeting who is entitled to vote at the meeting and has complied with the advance notice procedures set forth in our bylaws.

With respect to special meetings of stockholders, only the business specified in our notice of meeting may be brought before the meeting of stockholders and nominations of persons for election to our Board of Directors may be made only:

•	pursuant to our notice of the meeting;

•	by our Board of Directors; or

•

provided that our Board of Directors has determined that directors shall be elected at such meeting, by a stockholder who was a stockholder of record both at the time of the provision of notice and at the time of the meeting who is entitled to vote at the meeting and has complied with the advance notice provisions set forth in our bylaws.

Preferred Stock

Our certificate of incorporation gives our Board of Directors the authority, without further action by stockholders, to issue shares of preferred stock in one or more series and to fix the rights, preferences, privileges, qualifications and restrictions granted to or imposed upon such preferred stock, including dividend rights, conversion rights, voting rights, rights and terms of redemption, and liquidation preference, any or all of which may be greater than the rights of the common stock. Thus, our Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The issuance of preferred stock could adversely affect the voting power of holders of common stock and reduce the likelihood that such holders will receive dividend payments and payments upon liquidation, and could also decrease the market price of our common stock.

Possible Anti-Takeover Effect of Certain Provisions of Delaware Law and of Our Certificate of Incorporation and Bylaws

The business combination provisions of Delaware law, the provisions of our bylaws regarding the classification of our Board of Directors and the Board of Directors’ ability to issue preferred stock with terms and conditions that could have a priority as to distributions and amounts payable upon liquidation over the rights of the holders of our common stock, and the advance notice provisions of our bylaws could have the effect of delaying, deferring or preventing a transaction or a change in the control that might involve a premium price for holders of common stock or otherwise be in their best interest.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Our certificate of incorporation eliminates the liability of directors to the maximum extent permitted by Delaware law. In addition, our bylaws require us to indemnify our directors and executive officers, and allow us to indemnify other employees and agents, to the fullest extent permitted by law, subject to the requirements of the 1940 Act. Our bylaws obligate us to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The certificate of incorporation and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Delaware law requires a corporation to indemnify a present or former director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Delaware law permits a corporation to indemnify its present and former directors and officers, or any other person who is or was an employee or agent, or is or was serving at the request of a corporation as a director, officer, employee or agent of another entity, against liability for expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred if such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. In the case of a criminal proceeding, Delaware law further requires that the person to be indemnified have no reasonable cause to believe his or her conduct was unlawful. In the case of an action or suit by or in the right of a corporation to procure a judgment in its favor by reason of such person’s service to the corporation, Delaware law provides that no indemnification shall be made with respect to any claim, issue or matter as to which such person has been adjudged liable to the corporation, unless and only to the extent that the court in which such an action or suit is brought determines, in view of all the circumstances of the case, that the person is fairly and reasonably entitled to indemnity. Insofar as certain members of our senior management team may from time to time serve, at the request of our Board of Directors, as directors of one or more of our portfolio companies, we may have indemnification obligations under our bylaws with respect to acts taken by our portfolio companies.

Any payment to an officer or director as indemnification under our governing documents or applicable law or pursuant to any agreement to hold such person harmless is recoverable only out of our assets and not from our stockholders. Indemnification could reduce the legal remedies available to us and our stockholders against the indemnified individuals. This provision for indemnification of our directors and officers does not reduce the exposure of our directors and officers to liability under federal or state securities laws, nor does it limit a stockholder’s ability to obtain injunctive relief or other equitable remedies for a violation of a director’s or an officer’s duties to us or to our stockholders, although these equitable remedies may not be effective in some circumstances.

In addition to any indemnification to which our directors and officers are entitled pursuant to our certificate of incorporation and bylaws and the Delaware General Corporation Law, our certificate of incorporation and bylaws provide that we may indemnify other employees and agents to the fullest extent permitted under Delaware law, whether they are serving us or, at our request, any other entity, including our Adviser and our Administrator.

The general effect to investors of any arrangement under which any person who controls us or any of our directors, officers or agents is insured or indemnified against liability is a potential reduction in distributions to our stockholders resulting from our payment of premiums associated with liability insurance. In addition, indemnification could reduce the legal remedies available to us and to our stockholders against our officers, directors and agents. The SEC takes the position that indemnification against liabilities arising under the Securities Act is against public policy and unenforceable. As a result, indemnification of our directors and officers and of our Adviser or its affiliates may not be allowed for liabilities arising from or out of a violation of state or federal securities laws. Indemnification will be allowed for settlements and related expenses of lawsuits alleging securities laws violations and for expenses incurred in successfully defending any lawsuit, provided that a court either:

•	approves the settlement and finds that indemnification of the settlement and related costs should be made; or

•

dismisses with prejudice or makes a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee and a court approves the indemnification.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Delaware General Corporation Law or any provision of our certificate of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

SHARE REPURCHASES

Shares of closed-end investment companies frequently trade at discounts to NAV. We cannot predict whether our shares will trade above, at or below NAV. The market price of our common stock is determined by, among other things, the supply and demand for our shares, our investment performance and investor perception of our overall attractiveness as an investment as compared with alternative investments. Our Board of Directors may authorize our officers, in their discretion and subject to compliance with the 1940 Act and other applicable law, to purchase on the open market or in privately negotiated transactions, outstanding shares of our common stock in the event that our shares trade at a discount to NAV. We cannot assure you that we will ever conduct any open market purchases and if we do conduct open market purchases, we may terminate them at any time.

In addition, if our shares publicly trade for a substantial period of time at a substantial discount to our then current NAV per share, our Board of Directors may consider authorizing periodic repurchases of our shares or other actions designed to eliminate the discount. Our Board of Directors could consider any relevant factors in determining whether to take any such actions, including the effect of such actions on our status as a RIC under the Code and the availability of cash to finance these repurchases in view of the restrictions on our ability to borrow. We cannot assure you that any share repurchases will be made or that if made, they will reduce or eliminate market discount. Should we make any such repurchases in the future, we expect that we would make them at prices at or below the then current NAV per share. Any such repurchase would cause our total assets to decrease, which may have the effect of increasing our expense ratio. We may borrow money to finance the repurchase of shares subject to the limitations described in this prospectus. Any interest on such borrowing for this purpose would reduce our net income.

PROXY VOTING POLICIES AND PROCEDURES

We have delegated our proxy voting responsibility to the Adviser. The proxy voting policies and procedures of the Adviser are set out below. The guidelines are reviewed periodically by the Adviser and our directors who are not “interested persons,” and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Advisers Act, the Adviser has a fiduciary duty to act solely in our best interests. As part of this duty, the Adviser recognizes that it must vote our securities in a timely manner free of conflicts of interest and in our best interests.

The Adviser’s policies and procedures for voting proxies for its investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

The Adviser votes proxies relating to our portfolio securities in what it perceives to be the best interest of our stockholders. The Adviser reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities we hold. In most cases the Adviser will vote in favor of proposals that the Adviser believes are likely to increase the value of the portfolio securities we hold.

Although the Adviser will generally vote against proposals that may have a negative effect on our portfolio securities, the Adviser may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions are made by our Adviser’s portfolio managers. To ensure that the Adviser’s vote is not the product of a conflict of interest, the Adviser requires that (1) anyone involved in the decision-making process disclose to our Adviser’s investment committee any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how the Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, the Adviser will disclose such conflicts to us, including our independent directors and may request guidance from us on how to vote such proxies.

Proxy Voting Records

You may obtain information without charge about how the Adviser voted proxies by making a written request for proxy voting information to:

Michael LiCalsi, General Counsel and Secretary

c/o Gladstone Investment Corporation

1521 Westbranch Drive

Suite 100

McLean, VA 22102

PLAN OF DISTRIBUTION

We may offer the Securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, or through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of Securities will be named in the applicable prospectus supplement. Any prospectus supplement or supplements will also describe the terms of the offering of Securities, including: the amount and purchase price of Securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional Securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the Securities may be listed.

The distribution of the Securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, in “at the market offerings” within the meaning of Rule 415(a)(4) of the Securities Act, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices. The price at which Securities may be distributed may represent a discount from prevailing market prices, provided, however, that in the case of our common stock, the offering price per share less any underwriting commissions or discounts must equal or exceed the NAV per share of our common stock except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our outstanding voting securities (as defined in the 1940 Act), or (iii) under such other circumstances as the SEC may permit.

In connection with the sale of the Securities, underwriters or agents may receive compensation from us or from purchasers of the Securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will indirectly bear such fees and expenses as well as any other fees and expenses incurred by us in connection with any sale of Securities. Underwriters may sell the Securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the Securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the Securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum commission or discount to be received by any FINRA member or independent broker-dealer will not exceed 10%.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the Securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the Securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the Securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on Nasdaq may engage in passive market making transactions in our common stock on Nasdaq in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the Securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell the Securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of the Securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of Securities will be a new issue with no trading market, other than our common stock and our outstanding preferred stock, which are traded on Nasdaq. We may elect to list any other class or series of Securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any Securities.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell Securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

Any of our common stock sold pursuant to a prospectus supplement will be listed on Nasdaq, or another exchange on which our common stock is traded.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of the Securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase the Securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the Securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, the Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use securities brokers or dealers in the normal course of our business. Subject to policies established by our Board of Directors, our Adviser will be primarily responsible for ensuring the execution of transactions involving publicly traded securities and the review of brokerage commissions in respect thereof, if any. In the event that our Adviser ensures the execution such transactions, we do not expect our Adviser to execute transactions through any particular broker or dealer, but we would expect our Adviser to seek to obtain the best net results for us, taking into account such factors as price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the broker dealer and the broker dealer’s risk and skill in positioning blocks of securities. While we expect that our Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser may select a broker dealer based partly upon brokerage or market research services provided to us, our Adviser and any of its other clients, if any. In return for such services, we may pay a higher commission than other broker dealers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker dealer viewed in terms either of the particular transaction or our Adviser’s overall responsibilities with respect to all of our Adviser’s clients.

We have not paid any brokerage commissions during the three most recent fiscal years to any affiliated person of us or our Adviser.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

The securities we hold in our portfolio companies are held under a custodian agreement with The Bank of New York Mellon Corp. The address of the custodian is: 500 Ross Street, Suite 625, Pittsburgh, Pennsylvania 15262. Our assets are held under bank custodianship in compliance with the 1940 Act. Securities held through our wholly-owned subsidiary, Business Investment, are held under a custodian agreement with The Bank of New York Mellon Corp., which acts as collateral custodian pursuant to the Credit

Facility. The address of the collateral custodian is 500 Ross Street, Suite 625, Pittsburgh, Pennsylvania 15262. Computershare acts as our transfer and dividend paying agent and registrar. The principal business address of Computershare is 250 Royall Street, Canton, Massachusetts 02021, telephone number (781) 575-2000. Computershare also maintains an internet website at www.computershare.com and one specifically for shareholders at www.computershare.com/investor.

LEGAL MATTERS

The legality of Securities offered hereby will be passed upon for us by Proskauer Rose LLP, Washington, D.C. Certain legal matters will be passed upon for the underwriters, if any, by the counsel named in the accompanying prospectus supplement.

EXPERTS

The financial statements and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Annual Report on Internal Control over Financial Reporting) incorporated in this prospectus by reference to the Annual Report on Form 10-K for the year ended March 31, 2019 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The address of PricewaterhouseCoopers LLP is 1800 Tysons Boulevard, McLean, Virginia 22102.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2 under the Securities Act with respect to the Securities offered by this prospectus. This prospectus, which is a part of the registration statement, does not contain all of the information set forth in the registration statement or exhibits and schedules thereto. For further information with respect to our business and our Securities, reference is made to the registration statement, including the amendments, exhibits and schedules thereto.

We are a public company and file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are also available to the public at the SEC’s website at www.sec.gov. We also make available free of charge through our website our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as well as our definitive proxy statement and Section 16 reports on Forms 3, 4 and 5. Our website address is www.gladstoneinvestment.com. However, the information located on, or accessible from, our website is not, and shall not be deemed to be, except as described below, a part of this prospectus or any accompanying prospectus supplement or incorporated into any other filings that we make with the SEC.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

This prospectus is part of a registration statement that we have filed with the SEC. The SEC allows us to “incorporate by reference” the information that we file with it which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file that document. Any reports filed by us with the SEC after the date of this prospectus and before the date that the offering of the securities by means of this prospectus is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus.

We previously filed the following documents with the SEC, and such filings are incorporated by reference into this prospectus.

•

Annual Report on Form 10-K for the fiscal year ended March 31, 2019, filed May 13, 2019 (including portions of our Definitive Proxy Statement for the 2019 Annual Meeting of Stockholders incorporated therein by reference);

•	Current Report on Form 8-K, filed June 3, 2019;

•

The description of our common stock contained in our Amendment No.  1 to our Registration Statement on Form 8-A (File No. 814-00704), filed on June 21, 2005, including any amendment or report filed for the purpose of updating such description;

•

The description of our Series D Preferred Stock contained in our Registration Statement on Form 8-A (File No. 001-34007), filed September 22, 2016, including any amendment or report filed for the purpose of updating such description; and

•

The description of our Series E Preferred Stock contained in our Registration Statement on Form 8-A, (File No. 001-34007), filed August 16, 2018, including any amendment or report filed for the purpose of updating such description.

We also incorporate by reference into this prospectus additional documents that we may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, from the filing of this prospectus until all of the securities offered by this prospectus have been sold or we otherwise terminate the offering of these securities, including all filings made after the date of the initial filing of the registration statement of which this prospectus is a part and prior to the effectiveness of the registration statement; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC which is not deemed filed is not incorporated by reference in this prospectus and any accompanying prospectus supplement. Information that we subsequently file with the SEC will automatically update and may supersede information in this prospectus, any accompanying prospectus supplement and information previously filed with the SEC.

These filings may also be accessed on our website at www.gladstoneinvestment.com. Information contained on our website is not incorporated by reference into this prospectus. You may also request a copy of these filings (other than exhibits, unless the exhibits are specifically incorporated by reference into these documents) at no cost by writing, emailing or calling Investor Relations at the following address and telephone number:

Investor Relations

Gladstone Investment Corporation

1521 Westbranch Drive, Suite 100

McLean, Virginia 22102

(703) 287-5893

investment@gladstonecompanies.com

Part C — OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

1.	Financial Statements

The consolidated financial statements of Gladstone Investment Corporation as March 31, 2019 and 2018 and for each of the three years in the period ended March 31, 2019 and management’s assessment of the effectiveness of internal control over financial reporting as of March 31, 2019 have been incorporated by reference in this registration statement.

2.	Exhibits

Exhibit Number	Description

2.a.1	Amended and Restated Certificate of Incorporation, incorporated by reference to Exhibit a.2 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-123699), filed May 13, 2005.

2.a.2	Certificate of Designation of 6.25% Series D Cumulative Term Preferred Stock Due 2023 of Gladstone Investment Corporation, incorporated by reference to Exhibit 3.5 to the Registration Statement on Form 8-A (File No. 001-34007), filed September 22, 2016.

2.a.3	Certificate of Designation of 6.375% Series E Cumulative Term Preferred Stock Due 2025, incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K (File No. 814-00704), filed August 16, 2018.

2.b.1	Amended and Restated Bylaws, incorporated by reference to Exhibit b.2 to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-123699), filed June 21, 2005.

2.b.2	First Amendment to Amended and Restated Bylaws, incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K (File No. 814-00704), filed July 10, 2007.

2.c	Not applicable.

2.d.1	Specimen Stock Certificate, incorporated by reference to Exhibit 99.d to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-123699), filed June 21, 2005.

2.d.2	Form of Senior Indenture, incorporated by reference to Exhibit 2.d.2 to the Registration Statement on Form N-2 (File No. 333-138008), filed October 16, 2006.

2.d.3	Form of Subordinated Indenture, incorporated by reference to Exhibit 2.d.3 to the Registration Statement on Form N-2 (File No. 333-138008), filed October 16, 2006.

2.d.4	Specimen 6.25% Series D Cumulative Term Preferred Stock Due 2023 Stock Certificate, incorporated by reference to Exhibit 4.5 to the Registration Statement on Form 8-A (File No. 001-34007), filed September 22, 2016.

2.d.5	Specimen 6.375% Series E Cumulative Term Preferred Stock Due 2025 Stock Certificate incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K (File No. 814-00704), filed August 16, 2018.

2.d.6	Form of Common Stock Subscription Form and Subscription Certificate, incorporated by reference to Exhibit 2.d.5 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-181879), filed July 17, 2012.

2.d.7	Form of Preferred Stock Subscription Form and Subscription Certificate, incorporated by reference to Exhibit 2.d.6 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-181879), filed July 17, 2012.

2.d.8	Form of Common Stock Warrant Agreement and Warrant Certificate, incorporated by reference to Exhibit 2.d.7 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-181879), filed July 17, 2012.

2.d.9	Form of Preferred Stock Warrant Agreement and Warrant Certificate, incorporated by reference to Exhibit 2.d.8 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-181879), filed July 17, 2012.

2.d.10*	Form T-1 Statement of Eligibility of U.S. Bank National Association, as Trustee, with respect to the Form of Senior and Subordinated Indentures.

2.f	Not applicable.

2.g	Investment Advisory and Management Agreement between the Registrant and Gladstone Management Corporation, dated June 22, 2005, incorporated by reference to Exhibit 10.1 to the Annual Report on Form 10-K (File No. 814-00704), filed June 14, 2006.

2.h.1**	Form of Underwriting Agreement.

2.h.2	Controlled Equity OfferingSM Sales Agreement among the Registrant, Gladstone Management Corporation, Gladstone Administration, LLC and Cantor Fitzgerald & Co., dated February 22, 2018, incorporated by reference to Exhibit 2.h.2 to Post-Effective Amendment No. 6 to the Registration Statement on Form N-2 (File No. 333-204996), filed February 22, 2018.

2.h.3	Sales Agreement among the Registrant, Gladstone Management Corporation, Gladstone Administration, LLC and Ladenburg Thalmann & Co. Inc., dated February 22, 2018, incorporated by reference to Exhibit 2.h.3 to Post-Effective Amendment No. 6 to the Registration Statement on Form N-2 (File No. 333-204996), filed February 22, 2018.

2.h.4	Sales Agreement among the Registrant, Gladstone Management Corporation, Gladstone Administration, LLC and Wedbush Securities Inc., dated February 22, 2018, incorporated by reference to Exhibit 2.h.4 to Post-Effective Amendment No. 6 to the Registration Statement on Form N-2 (File No. 333-204996), filed February 22, 2018.

2.i	Not applicable.

2.j.1	Custody Agreement between the Registrant and The Bank of New York, incorporated by reference to Exhibit j to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-123699), filed June 21, 2005.

2.j.2	Custodial Agreement by and among Gladstone Business Investment, LLC, the Registrant, Gladstone Management Corporation, The Bank of New York Trust Company, N.A. and Deutsche Bank AG, New York Branch, dated October 19, 2006, incorporated by reference to Exhibit 2.j.2 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File No. 333-181879), filed June 7, 2013.

2.j.3	Amendment No. 1 to Custodial Agreement by and among Gladstone Business Investment, LLC, the Registrant, Gladstone Management Corporation, The Bank of New York Trust Company, N.A. and Deutsche Bank AG, New York Branch, dated April 14, 2009, incorporated by reference to Exhibit 2.j.3 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File No. 333-181879), filed June 7, 2013.

2.k.1	Administration Agreement between the Registrant and Gladstone Administration, LLC, dated June 22, 2005, incorporated by reference to Exhibit 10.2 to the Annual Report on Form 10-K (File No. 814-00704), filed June 14, 2006 (renewed July 11, 2017).

2.k.2	Stock Transfer Agency Agreement between the Registrant and The Bank of New York, incorporated by reference to Exhibit k.1 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-123699), filed May 13, 2005.

2.k.3	Fifth Amended and Restated Credit Agreement, dated as of April 30, 2013, by and among Gladstone Business Investment, LLC, Gladstone Management Corporation, the Financial Institutions as party thereto, and Key Equipment Finance, Inc., incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K (File No. 814-00704), filed May 2, 2013.

2.k.4	Joinder Agreement, dated as of June 12, 2013, by and among Gladstone Business Investment, LLC, Gladstone Management Corporation, Key Equipment Finance Inc. and Everbank Commercial Finance, Inc., incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K (File No. 814-00704), filed June 17, 2013.

2.k.5	Joinder Agreement, dated as of June 12, 2013, by and among Gladstone Business Investment, LLC, Gladstone Management Corporation, Key Equipment Finance Inc. and AloStar Bank of Commerce, incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K (File No. 814-00704), filed June 17, 2013.

2.k.6	Amendment No. 1 to Fifth Amended and Restated Credit Agreement, dated as of June 26, 2014, by and among Gladstone Business Investment, LLC, Gladstone Management Corporation, the Financial Institutions as party thereto, and Key Equipment Finance, a division of KeyBank National Association, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K (File No. 814-00704), filed June 30, 2014.

2.k.7	Joinder Agreement, dated as of September 19, 2014, by and among Gladstone Business Investment, LLC, Gladstone Management Corporation, Key Equipment Finance, a division of KeyBank National Association, and East West Bank, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K (File No. 814-00704), filed September 22, 2014.

2.k.8	Joinder Agreement, dated as of September 19, 2014, by and among Gladstone Business Investment, LLC, Gladstone Management Corporation, Key Equipment Finance, a division of KeyBank National Association, and Manufacturers and Traders Trust, incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K (File No. 814-00704), filed September 22, 2014.

2.k.9	Joinder Agreement, dated as of September 19, 2014, by and among Gladstone Business Investment, LLC, Gladstone Management Corporation, Key Equipment Finance, a division of KeyBank National Association, and Customers Bank, incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K (File No. 814-00704), filed September 22, 2014.

2.k.10	Joinder Agreement, dated as of September 19, 2014, by and among Gladstone Business Investment, LLC, Gladstone Management Corporation, Key Equipment Finance, a division of KeyBank National Association, and Talmer Bank and Trust, incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K (File No. 814-00704), filed September 22, 2014.

2.k.11	Amendment No. 2 to Fifth Amended and Restated Credit Agreement, dated November 16, 2016, by and among Gladstone Business Investment, LLC, Gladstone Management Corporation, Keybank National Association, AloStar Bank of Commerce, Manufacturers and Traders Trust, East West Bank, Chemical Bank (as successor in interest to Talmer Bank and Trust) and Customers Bank, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K (File No. 811-23191), filed November 17, 2016.

2.k.12	Amendment No. 3 to Fifth Amended and Restated Credit Agreement, dated January 20, 2017, by and among Gladstone Business Investment, LLC, Gladstone Management Corporation, Keybank National Association, AloStar Bank of Commerce, Manufacturers and Traders Trust, East West Bank, Chemical Bank (as successor in interest to Talmer Bank and Trust) and Customers Bank, incorporated by reference to Exhibit 2.k.12 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-204996), filed May 11, 2017.

2.k.13	Amendment No. 4 to Fifth Amended and Restated Credit Agreement, dated as of August 22, 2018 by and among Gladstone Business Investment, LLC, as Borrower, Gladstone Management Corporation, as Servicer, Keybank National Association, as administrative agent, swingline lender, managing agent and lead arranger and certain other lenders party thereto, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K (File No. 814-00704), filed August 23, 2018.

2.l*	Opinion of Proskauer Rose LLP

2.m	Not applicable.

2.n.1	Consent of Proskauer Rose LLP (included in Exhibit 2.l).

2.n.2*	Consent of PricewaterhouseCoopers LLP.

2.o	Not applicable.

2.p	Founder Stock Purchase Agreement between the Registrant and David Gladstone, incorporated by reference to Exhibit p to the Registration Statement on Form N-2 (File No. 333-123699), filed March 31, 2005.

2.q	Not applicable.

2.r	Code of Ethics and Business Conduct, incorporated by reference to Exhibit 2.r to Post-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File No. 333-181879), filed June 7, 2013.

2.s.1	Power of Attorney (included in the signature page hereto).

2.s.2	Form of Prospectus Supplement for Common Stock Offerings, incorporated by reference to Exhibit 2.s.9 to Registration Statement on Form N-2 (File No. 333-228720), filed on June 5, 2018.

2.s.3	Form of Prospectus Supplement for Preferred Stock Offering, incorporated by reference to Exhibit 2.s.10 to Registration Statement on Form N-2 (File No. 333-228720), filed on June 5, 2018.

2.s.4	Form of Prospectus Supplement for Rights Offering of Common Stock, incorporated by reference to Exhibit 2.s.11 to Registration Statement on Form N-2 (File No. 333-228720), filed on June 5, 2018.

2.s.5	Form of Prospectus Supplement for Rights Offering of Preferred Stock, incorporated by reference to Exhibit 2.s.12 to Registration Statement on Form N-2 (File No. 333-228720), filed on June 5, 2018.

2.s.6	Form of Prospectus Supplement for Notes, incorporated by reference to Exhibit 2.s.13 to Registration Statement on Form N-2 (File No. 333-228720), filed on June 5, 2018.

2.s.7	Form of Prospectus Supplement for Senior Notes, incorporated by reference to Exhibit 2.s.14 to Registration Statement on Form N-2 (File No. 333-228720), filed on June 5, 2018.

2.s.8	Form of Prospectus Supplement for Warrants for Common Stock, incorporated by reference to Exhibit 2.s.15 to Registration Statement on Form N-2 (File No. 333-228720), filed on June 5, 2018.

2.s.9	Form of Prospectus Supplement for Warrants for Preferred Stock, incorporated by reference to Exhibit 2.s.16 to Registration Statement on Form N-2 (File No. 333-228720), filed on June 5, 2018.

*	Filed herewith
**	To be filed by post-effective amendment.

Item 26.	Marketing Arrangements

The information contained under the heading “Plan of Distribution” in the prospectus is incorporated herein by reference, and any information concerning any underwriters will be contained in the accompanying prospectus supplement, if any.

Item 27.	Other Expenses of Issuance and Distribution

Commission registration fee	$36,360
FINRA fee	45,500
Accounting fees and expenses	50,000	*
Legal fees and expenses	130,000	*
Printing and engraving	50,000	*
Miscellaneous fees and expenses	15,000	*

Total	$326,860	*

*	These amounts are estimates.

All of the expenses set forth above shall be borne by the Registrant.

Item 28.	Persons Controlled by or Under Common Control

The following list sets forth each of the companies considered to be “controlled” by the Registrant as defined by the Investment Company Act of 1940, as of March 31, 2019:

•	Gladstone Business Investment, LLC, a Delaware limited liability company, controlled by the Registrant, through 100% of the voting securities. (1)

(1)	Subsidiary is included in the Registrant’s consolidated financial statements.

We may also be deemed to be under “common control” with the following entities: Gladstone Capital Corporation, a Maryland corporation; Gladstone Commercial Corporation, a Maryland corporation; and Gladstone Land Corporation, a Maryland corporation; by virtue of the fact that they are advised by our Adviser, Gladstone Management Corporation, as well as Gladstone Lending Corporation, a Maryland corporation, and Gladstone Participation Fund, LLC, a Delaware limited liability company, because 100% of the voting securities of each are owned by our Adviser.

Item 29.	Number of Holders of Securities

The following table sets forth the approximate number of record holders of our stock at May 10, 2019.

Title of Class	Number of Record Holders
Common Stock, par value $0.001 per share	23
6.25% Series D Cumulative Term Preferred Stock due 2023, par value $0.001 per share	1
6.375% Series E Cumulative Term Preferred Stock due 2022, par value $0.001 per share	1

Item 30.	Indemnification

The information contained under the heading “Certain Provisions of Delaware Law and Our Certificate of Incorporation and Bylaws — Limitation on Liability of Directors and Officers; Indemnification and Advance or Expenses” in the prospectus is incorporated herein by reference.

Subject to the Investment Company Act of 1940 as amended (the “1940 Act”) or any valid rule, regulation or order of the Securities and Exchange Commission (the “SEC”) thereunder, our amended and restated certificate of incorporation and bylaws provide that we will indemnify any person who was or is a party or is threatened to be made a party to any threatened action, suit or proceeding whether civil, criminal, administrative or investigative, by reason of the fact that he is or was our director or officer, or is or was serving at our request as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise to the maximum extent permitted by Section 145 of the Delaware General Corporation Law. The 1940 Act provides that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct. In addition to any indemnification to which our directors and officers are entitled pursuant to our certificate of incorporation and bylaws and the Delaware General Corporation Law, our certificate of incorporation and bylaws permit us to indemnify our other employees and agents to the fullest extent permitted by the Delaware General Corporation Law, whether such employees or agents are serving us or, at our request, any other entity.

In addition, the Advisory Agreement between us and our Adviser, as well as the administration agreement between us and our Administrator, each provide that, absent willful misfeasance, bad faith, or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, our Adviser and our Administrator, as applicable, and their respective officers, managers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with them are entitled to indemnification from us for any damages, liabilities, costs, and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Adviser’s services under the Advisory Agreement or otherwise as our investment adviser, or the rendering of our Administrator’s services under the administration agreement, or otherwise as an administrator for us, as applicable.

Any underwriting agreement, entered into from time to time by the Registrant, may require the Registrant to indemnify the underwriters named therein and their directors, officers, employees or agents against any actions, claims, damages or other liabilities that may arise in connection with the certain offering of securities pursuant thereto, including liabilities under the Securities Act.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which our Adviser, and each director or executive officer of our Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “Management.” Additional information regarding our Adviser and its officers and directors is set forth in its Form ADV, as filed with the SEC, and is incorporated herein by reference.

Item 32.	Location of Accounts and Records

All accounts, books or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Gladstone Investment Corporation, 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102;

(2)	the Transfer Agent, Computershare, 250 Royall Street, Canton, Massachusetts 02021;

(3)	the Adviser, Gladstone Management Corporation, 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102;

(4)	the Custodian, The Bank of New York Mellon Corp., 500 Ross Street, Suite 625, Pittsburgh, Pennsylvania 15262; and

(5)	the Collateral Custodian, The Bank of New York Mellon Corp., 500 Ross Street, Suite 625 Pittsburgh, Pennsylvania 15262.

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

The Registrant hereby undertakes:

1.

To suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

2.	Not applicable.

3.

In the event that the securities being registered are to be offered to existing shareholders pursuant to warrants or rights, and any securities not taken by shareholders are to be reoffered to the public, to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof; and further, if any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, to file a post-effective amendment to set forth the terms of such offering;

4.

(a)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii)

to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b), or other applicable SEC rule under the Securities Act, if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)

to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs 4(a)(i), (ii), and (iii) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b), or other applicable SEC rule under the Securities Act, that is part of the registration statement.

(b)

that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	That, for the purpose of determining liability under the Securities Act to any purchaser;

(i)	if the Registrant is relying on Rule 430B:

(A) Each prospectus filed by the Registrant pursuant to Rule 424(b)(3), or other applicable rule under the Securities Act, shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(ii)

if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 424(b) or Rule 497(b), (c), (d) or (e) under the Securities Act, as applicable, as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other loan prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(e)

That, for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 or Rule 497 under the Securities Act, as applicable;

(ii)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(iii)

the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iv)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.	Not applicable.

6.

The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

7.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

8.	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of McLean and the Commonwealth of Virginia, on the 14th day of June, 2019.

GLADSTONE INVESTMENT CORPORATION

By:	/s/ DAVID GLADSTONE
David Gladstone
Chairman of the Board and Chief Executive Officer

KNOW ALL MEN BY THESE PRESENT, each person whose signature appears below hereby constitutes and appoints David Gladstone, Julia Ryan and Nicole Schaltenbrand and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign any and all amendments to this Registration Statement and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the date indicated:

	Signature	Date

By:	/s/ DAVID GLADSTONE David Gladstone	June 14, 2019
Chief Executive Officer and Chairman of the Board of Directors (principal executive officer)

By:	/s/ NICOLE SCHALTENBRAND Nicole Schaltenbrand	June 14, 2019
Acting Principal Financial Officer and Treasurer (principal financial and accounting officer)

By:	/s/ TERRY L. BRUBAKER Terry L. Brubaker	June 14, 2019
Vice Chairman, Chief Operating Officer, and Director

By:	/s/ ANTHONY W. PARKER Anthony W. Parker	June 14, 2019
Director

By:	/s/ MICHELA A. ENGLISH Michela A. English	June 14, 2019
Director

By:	/s/ PAUL W. ADELGREN Paul W. Adelgren	June 14, 2019
Director

By:	/s/ JOHN H. OUTLAND John H. Outland	June 14, 2019
Director

By:	/s/ CAREN D. MERRICK Caren D. Merrick	June 14, 2019
Director

By:	/s/ WALTER H. WILKINSON, JR. Walter H. Wilkinson, Jr.	June 14, 2019
Director